                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement            [_]Confidential, for Use of the
                                             Commission Only (as permitted by
[X]Definitive Proxy Statement                Rule 14a-6(e)(2))

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 Ventas, Inc.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction compute pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                               [LOGO OF VENTAS]

                              4360 Brownsboro Road
                                   Suite 115
                        Louisville, Kentucky 40207-1642
                                 (502) 357-9000

                                                                  April 18, 2000

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders to be held at 9:00 a.m., local time on Tuesday, May 23, 2000, at The Olmsted, 3701 Frankfort Avenue, Louisville, Kentucky.

   The Board of Directors appreciates your interest in the Company. Regardless of whether you plan to attend the meeting, it is important that your shares are represented. Please sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

                                          Sincerely,

                                          /s/ W. Bruce Lunsford

                                          W. Bruce Lunsford
                                          Chairman of the Board

                               [LOGO OF VENTAS]

                              4360 Brownsboro Road
                                   Suite 115
                        Louisville, Kentucky 40207-1642
                                 (502) 357-9000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Ventas, Inc.:

   The Annual Meeting of Stockholders (the "Annual Meeting") of Ventas, Inc. (the "Company") will be held at 9:00 a.m., local time on Tuesday, May 23, 2000, at The Olmsted, 3701 Frankfort Avenue, Louisville, Kentucky, to consider and vote on:

     1. The election of directors for the ensuing year;

     2. The adoption of the 2000 Stock Option Plan for Directors, which is an amendment and restatement of the 1997 Stock Option Plan for Non-Employee Directors;

     3. The adoption of the 2000 Incentive Compensation Plan, which is an amendment and restatement of the 1997 Incentive Compensation Plan;

     4. The ratification of the selection of Ernst & Young LLP as the independent auditors for fiscal year 2000; and

     5. Such other business as may properly come before the Annual Meeting or any adjournments thereof.

   The close of business on March 28, 2000, has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A list of all stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose reasonably related to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the Company's principal executive offices located at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky. Your attention is directed to the proxy statement accompanying this notice.

   You are cordially invited to attend the Annual Meeting in person. EVEN IF YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. This will not prevent you from voting your shares in person if you choose to attend the Annual Meeting.

                                         By Order of the Board of Directors,

                                         /s/ T. Richard Riney

                                         T. Richard Riney
                                         Executive Vice President, General
                                         Counsel,
                                         and Secretary

Louisville, Kentucky
April 18, 2000

                                  VENTAS, INC.
                              4360 Brownsboro Road
                                   Suite 115
                        Louisville, Kentucky 40207-1642
                                 (502) 357-9000

                               ----------------

                                PROXY STATEMENT

                                      for

                         Annual Meeting of Stockholders

                                  May 23, 2000

                               ----------------

                              GENERAL INFORMATION

   The Annual Meeting of Stockholders (the "Annual Meeting") of Ventas, Inc. (the "Company") will be held at 9:00 a.m., local time on Tuesday, May 23, 2000, at The Olmsted, 3701 Frankfort Avenue, Louisville, Kentucky. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting and at any adjournments thereof.

   Only stockholders of record at the close of business on March 28, 2000, are entitled to vote at the Annual Meeting or any adjournments thereof. On the record date, 68,421,142 shares of the Company's common stock, par value $.25 per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the owner to one vote. However, certain shares designated as "Excess Shares" pursuant to the Company's Certificate of Incorporation (which are generally any shares owned in excess of 9% of the Company's outstanding common stock) may not be voted by the record owner thereof, but will instead be voted in accordance with Article XII of the Certificate of Incorporation.

   A majority of the outstanding shares of Common Stock present in person or by proxy is required to constitute a quorum to transact business at the Annual Meeting. The vote of a plurality of the outstanding shares of Common Stock present in person or by proxy will be necessary to elect the director-nominees listed in this Proxy Statement. The affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy will be necessary to approve all other proposals and matters that may come before the Annual Meeting for stockholder consideration. Abstentions and proxies relating to "street name" shares for which brokers have not received voting instruction from the beneficial owner ("Broker Non-Votes") are counted in determining whether a quorum is present. In the election of directors, the nominees receiving the highest number of votes will be elected. Therefore, abstentions or Broker Non-Votes for a director-nominee will have no effect. With respect to any matters submitted to the stockholders for their consideration, other than the election of directors, abstentions will be counted as part of the total number of votes cast on such proposals in determining whether the proposals have received the requisite number of favorable votes, whereas Broker Non-Votes will not be counted as part of the total number of votes cast on such proposals. Thus, abstentions will have the same effect as votes against any such proposal, whereas Broker Non-Votes will have no effect in determining whether any such proposal has been approved by the stockholders.

   The Company intends to first distribute this Proxy Statement and the materials accompanying it on or about April 18, 2000. If the enclosed proxy card is properly signed, returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the proxy will be voted (i) in favor of the nominees for director named in this Proxy Statement, (ii) in favor of the adoption of the 2000 Stock Option Plan for Directors, which is an amendment and restatement of the 1997 Stock Option Plan for Non-Employee Directors, (iii) in favor of the adoption of the 2000 Incentive Compensation Plan, which is an amendment and restatement of the 1997 Incentive Compensation Plan, (iv) in favor of the ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year 2000, and (v) in the discretion of the proxy holders on such other business as may properly come before the Annual Meeting.

   A person giving the enclosed proxy has the power to revoke it at any time before it is exercised. However, such revocation must be made in writing and received by the General Counsel of the Company at the Company's principal executive offices located at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642 at or before the time and date of the Annual Meeting. A stockholder may also attend the Annual Meeting and vote in person, in which event any prior proxy given by the stockholder will be revoked automatically.

   The cost of soliciting proxies by the Board of Directors will be borne by the Company. Such solicitation will be made by mail and in addition may be made personally or by telephone by directors, officers and employees of the Company, none of whom will receive additional compensation for these services. The Company's regularly retained investor relations firm, Corporate Communications, Inc., may also solicit proxies by telephone and mail and, if it is so engaged, it will be paid a customary fee. Forms of proxies and proxy materials will also be distributed through brokers, custodians and other like parties to the beneficial owners of Common Stock. The Company will reimburse such parties for their reasonable out-of-pocket expenses incurred in connection with the distribution.

                             BACKGROUND INFORMATION

   The Company was incorporated in Kentucky in 1983 as Vencare, Inc. and commenced operations in 1985. The Company changed its name to Vencor Incorporated in 1989 and to Vencor, Inc. in 1993. From 1985 through April 30, 1998, the Company was engaged in the business of owning, operating and acquiring health care facilities and companies engaged in providing health care services.

   On May 1, 1998, the Company effected a corporate reorganization (the "1998 Spin Off") pursuant to which the Company was separated into two publicly held corporations. A new corporation, subsequently named Vencor, Inc., was formed to operate the hospital, nursing facility and ancillary services businesses. Pursuant to the terms of the 1998 Spin Off, the Company distributed the common stock of Vencor to stockholders of record of the Company as of April 27, 1998. The Company, through its subsidiaries, continued to hold title to substantially all of the real property and to lease such real property to Vencor. At such time, the Company also changed its name to Ventas, Inc. and refinanced substantially all of its long-term debt. For financial reporting periods subsequent to the 1998 Spin Off, the historical financial statements of the Company were assumed by Vencor, and the Company is deemed to have commenced operations on May 1, 1998. In addition, for certain reporting purposes under this Proxy Statement (most notably the stock performance graph) and other filings, the Securities and Exchange Commission treats the Company as having commenced operations on May 1, 1998.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

   The Board of Directors of the Company currently consists of six positions. The Board of Directors has nominated the six persons listed below to be elected as directors at the Annual Meeting. Each director elected at the Annual Meeting will serve, subject to the provisions of the Company's bylaws, until his or her successor is duly elected and qualified. The names of the nominees proposed for election as directors, all of whom are presently directors of the Company, together with certain information concerning the nominees, are set forth below:

Nominees for directors

   WALTER F. BERAN (age 73) has served as a director of the Company since May 1, 1998. Since September 1986, Mr. Beran has served as Chairman of the Pacific Alliance Group, a merger and acquisition services firm. Previously, Mr. Beran served as Vice Chairman and Western Regional Managing Partner of the accounting firm of Ernst & Whinney (now Ernst & Young LLP) from 1971 until his retirement in September 1986. Mr. Beran serves as a director of Fleetwood Enterprises, Inc. and as a Trustee of Eureka Mutual Funds.(1)(4).

   DEBRA A. CAFARO (age 42) joined the Company as Chief Executive Officer and President on March 5, 1999. From April 1997 to May 1998, she served as President and Director of Ambassador Apartments, Inc. (NYSE: AAH), a real estate investment trust. Ms. Cafaro was a founding member of the Chicago law firm Barack Ferrazzano Kirschbaum Perlman & Nagelberg, becoming a partner in 1987, where her areas of concentration were real estate, finance and corporate transactions. From 1988 to 1992 Ms. Cafaro served as an Adjunct Professor of Law at Northwestern University Law School. Ms. Cafaro is admitted to the Bar in Illinois and Pennsylvania. She is a member of the National Association of Real Estate Investment Trusts ("NAREIT").

   DOUGLAS CROCKER II (age 59) has been a director of the Company since September 1998. Mr. Crocker has been a Trustee, Chief Executive Officer and President of Equity Residential Properties Trust, the nation's largest apartment real estate investment trust, since March 1993. Mr. Crocker has been President and Chief Executive Officer of First Capital Corporation, previously a sponsor of public limited real estate partnerships, since December 1992 and a director of First Capital Corporation since January 1993. Mr. Crocker also served as Executive Vice President of Equity Financial and Management Company, a subsidiary of Equity Group Investments, Inc. ("EGI") which provides strategic direction and services for EGI's real estate and corporate activities, from November 1992 until March 1997. Mr. Crocker is also a director of Wellsford Real Properties, Inc., a real estate merchant banking firm.(3)(4)

   RONALD G. GEARY (age 52), an attorney and certified public accountant, has served as a director of the Company since May 1, 1998. Mr. Geary has served as a director and President of Res-Care, Inc., a provider of residential training and support services for persons with developmental disabilities and certain vocational training services, since February 1990 and as Chief Executive Officer of Res-Care since 1993. Since June 1998, Mr. Geary also has served as Chairman of the Board of Res-Care, Inc. Prior to becoming Chief Executive Officer, Mr. Geary was Chief Operating Officer of Res-Care from 1990 to 1993.(1)(2)(4)

   W. BRUCE LUNSFORD (age 52), an attorney, has served as Chairman of the Board since the Company commenced operations on May 1, 1998. From May 1, 1998 through December 1998, Mr. Lunsford also served as Chief Executive Officer of the Company. Mr. Lunsford was a founder of Vencor and served as Chairman of the Board, Chief Executive Officer and President of Vencor from the time it commenced operations in 1985 until the time of the 1998 Spin Off. Mr. Lunsford served as Chairman of the Board and Chief Executive Officer of Vencor from May 1, 1998 until January 21, 1999 and as President of Vencor from May 1, 1998 until November 1998. Mr. Lunsford is a director of Churchill Downs Incorporated, National City Bank, Kentucky, and Res-Care, Inc.(3)

   R. GENE SMITH (age 65) has served as a director of the Company since May 1, 1998. Mr. Smith was a founder of Vencor and served as one of its directors from 1985 through the time of the 1998 Spin Off. Mr. Smith also served as Vice Chairman of Vencor from 1987 through the time of the 1998 Spin Off. From 1987 to 1995, Mr. Smith was President of New Jersey Blockbuster, Ltd., which held the Blockbuster Video franchise for northern New Jersey. Since 1988, Mr. Smith has been Chairman of the Board of Taco Tico, Inc., an operator of Mexican fast-food restaurants. From 1993 to 1997, Mr. Smith was Managing General Partner of Direct Programming Services, a marketing company of direct broadcast satellite television services. Mr. Smith has been President and owner of R. Gene Smith, Inc., a private investment firm, since 1980. He is also the President of the Managing General Partner of Prosperitas Investment Partners, a venture capital fund seeking a license to become a small business investment company.(1)(2)(3)

   The information given in this Proxy Statement concerning the nominees is based upon statements made or confirmed to the Company by or on behalf of such nominees, except to the extent certain information appears in the Company's records. Directors' ages are given as of March 1, 2000.

--------
(1) Member of the Audit and Compliance Committee, of which Mr. Geary is
    Chairman.
(2) Member of the Executive Compensation Committee (the "Compensation Committee"), of which Mr. Geary is Chairman.
(3) Member of the Executive Committee, of which Mr. Lunsford is Chairman.
(4) Member of the Independent Committee, of which Mr. Crocker is Chairman.

   SHARES OF COMMON STOCK OF THE COMPANY COVERED BY PROXIES EXECUTED AND RECEIVED IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES, UNLESS OTHERWISE SPECIFIED ON THE PROXY. The Board of Directors does not contemplate that any of the nominees will be unable to accept election as a director. However, in the event that one or more nominees are unable or unwilling to accept or are unavailable to serve, the persons named in the proxies or their substitutes will have authority, according to their judgment, to vote or refrain from voting for other individuals as directors.

             CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

   During 1999, the Board of Directors of the Company held a total of seven meetings, including five regular meetings and two special meetings. The Company has an Executive Committee, Compensation Committee, Audit and Compliance Committee and Independent Committee. The Company does not have a nominating or similar committee.

   The Compensation Committee held one meeting in 1999. The functions of the Compensation Committee are to establish annual salary levels, approve fringe benefits and administer the Incentive Compensation Plan and other compensation plans or programs for executive officers of the Company.

   The Audit and Compliance Committee held one meeting during 1999. The Audit and Compliance Committee reviews the adequacy of the Company's system of internal controls and accounting practices. In addition, the Audit and Compliance Committee reviews the scope of the annual audit of the Company's auditors, Ernst & Young LLP, prior to its commencement, and reviews the types of services for which the Company retains Ernst & Young LLP. The Audit and Compliance Committee also oversees the Company's financial reporting activities and the accounting standards and principles followed.

   The Executive Committee did not hold any meetings during 1999; however, the Executive Committee did on one occasion act by unanimous written consent. The Board of Directors has delegated to the Executive Committee the power to direct the management of the business and affairs of the Company in the intervals between meetings of the Board (except for matters reserved to the Board and the Independent Committee).

   The Independent Committee held five meetings during 1999. The function of the Independent Committee is to review and approve all agreements and transactions between the Company and Vencor to ensure that such agreements and transactions represent arm's length negotiations, including without limitation, the negotiation, enforcement and renegotiation of the terms of any leases between the Company and Vencor.

                 SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 28, 2000 (except as otherwise noted) by (a) each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (b) each director or director-nominee of the Company, (c) all executive officers of the Company listed in the Summary Compensation Table below (the "Named Executive Officers"), and (d) all of the Company's directors and executive officers, as a group.

                                                      Common Stock
                                                      Beneficially    Percent
Name of Beneficial Owner                              Owned (1)(2)    of Class
------------------------                              ------------    --------
Walter F. Beran......................................    145,298(3)        *
Debra A. Cafaro......................................    721,309(4)      1.1%
Douglas Crocker II...................................    225,514(5)        *
Steven T. Downey(6)..................................     58,700(7)        *
Ronald G. Geary......................................    136,764(8)        *
Thomas T. Ladt(9)....................................    126,562(10)       *
W. Bruce Lunsford....................................  2,582,341(11)     3.8%
T. Richard Riney.....................................    184,715(12)       *
R. Gene Smith........................................  1,619,589(13)     2.4%
John C. Thompson.....................................    117,285(14)       *
All executive officers and directors as a group (10
 persons)............................................  5,918,077         8.6%
Cohen & Steers Capital Management, Inc...............  7,013,700(15)    10.3%
Cramer Rosenthal McGlynn, LLC........................  6,403,200(16)     9.4%
Franklin Mutual Advisors, LLC........................  4,312,500(17)     6.3%
Tenet Healthcare Corporation.........................  8,301,067(18)    12.1%
The Baupost Group, L.L.C.............................  8,123,946(19)    11.9%

--------
(*) Less than 1%
 (1) Beneficial ownership of shares for purposes of this Proxy Statement, as determined in accordance with applicable Securities and Exchange Commission (the "Commission") rules, includes shares as to which a person has or shares voting power and/or investment power. Each named person is deemed to be the beneficial owner of securities which may be acquired within sixty days through the exercise of options, warrants and rights, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person; however, any such shares are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person.
 (2) Except as set forth in the accompanying footnotes, the named persons have sole voting power and sole investment power over the shares beneficially owned by them. The number of shares shown does not include the interest of certain persons in shares held by family members in their own right, or in shares held for their benefit in the 401(k) plan that the Company maintained for its employees prior to the 1998 Spin Off.
 (3) Excludes 1,834 Common Stock share equivalents held by the Company under the Non-Employee Directors Deferred Compensation Plan (the "Directors Plan"), which represents deferred directors' fees that where converted into share equivalents. Includes 113,063 options which are exercisable as of or within 60 days after March 28, 2000.
 (4) Includes 390,366 options which are exercisable as of or within 60 days after March 28, 2000.
 (5) Includes 205,250 options which are exercisable as of or within 60 days after March 28, 2000.
 (6) Mr. Downey ceased to be an employee of the Company, effective February 9, 2000.
 (7) Includes 12,000 shares with respect to which Mr. Downey shares voting and investment power with his spouse. Includes 18,750 options which are exercisable as of or within 60 days after, March 28, 2000.

 (8) Includes 106,500 options which are exercisable as of or within 60 days after March 28, 2000.
 (9) Mr. Ladt ceased to be an employee of the Company effective March 5, 1999.
(10) Includes 9,029 shares held by his spouse as custodian for his children and 22,058 shares held by his spouse. With respect to these 31,087 shares, Mr. Ladt shares voting and investment power with his spouse. Excludes 1,171.6069 shares held in a 401(k) Plan. The information for Mr. Ladt in this footnote and in the table above is current as of August 31, 1999, the date after which Mr. Ladt ceased to be a reporting person for Section 16 filing purposes.
(11) Includes 52,127 shares held by a private foundation with respect to which Mr. Lunsford has sole voting power and shared investment power. Excludes 16,365 shares held in trust for the benefit of his children and 8,041.9389 shares held in 401(k) Plan. Includes 879,500 options which are exercisable as of or within 60 days after March 28, 2000.
(12) Includes 1,300 shares held in Mr. Riney's IRA. Also includes 75,349 options which are exercisable as of or within 60 days after March 28, 2000.
(13) Includes 36,250 shares held by a private foundation with respect to which Mr. Smith shares voting and investment power and 140,625 shares held by a limited partnership with respect to which he has sole voting and investment power. Also includes 16,580 options which are exercisable as of or within 60 days after March 28, 2000.
(14) Excludes 800.3223 shares held in the 401(k) Plan. Includes 210 shares held in Mr. Thompson's IRA and 250 shares held in his spouse's IRA. Includes 53,326 options which are exercisable as of or within 60 days after March 28, 2000.
(15) As of December 31, 1999, based solely on information contained in a
     Schedule 13G/A filed by Cohen & Steers Capital Management, Inc. ("Cohen & Steers") on February 10, 2000 with the Commission. Cohen & Steers has sole voting power over 6,151,300 shares and sole dispositive power over 7,013,700 shares. The address of Cohen & Steers is 757 Third Avenue, New York, NY 10017. Of the shares listed as beneficially owned, 855,797 shares constitute "Excess Shares" pursuant to the Company's Certificate of Incorporation.
(16) As of December 31, 1999, based solely on information contained in a
     Schedule 13G filed by Cramer Rosenthal McGlynn, LLC ("Cramer") on March 6, 2000 with the Commission. Cramer has shared voting power and dispositive power with respect to these shares. The address of Cramer is 707 Westchester Avenue, White Plains, NY 10604. Of the shares listed as beneficially owned, 245,297 shares constitute "Excess Shares" pursuant to the Company's Certificate of Incorporation.
(17) As of December 31, 1999, based solely on information contained in a
     Schedule 13G/A filed by Franklin Mutual Advisers, LLC ("FMA") on January 18, 2000 with the Commission. According to the Schedule 13G/A, FMA has sole voting and dispositive power with respect to these shares. The address of FMA is 51 John F. Kennedy Parkway, Short Hills, NJ 07078.
(18) As of May 1, 1998, based solely on information contained in the Schedule 13D dated May 8, 1998, filed by Tenet Healthcare Corporation ("Tenet"), NME Properties Corp. ("PropCorp"), NME Property Holding Co., Inc. ("PropHold"), and NME Properties, Inc. ("PropInc") with the Commission. PropCorp is a direct subsidiary of Tenet, and PropInc and PropHold are direct subsidiaries of PropCorp. PropInc may be deemed to be the beneficial owner with sole voting and dispositive power of 2,690,880 shares of Common Stock owned by it (the "PropInc Shares"). PropHold may be deemed to be the beneficial owner with sole voting and dispositive power of 5,610,187 shares of Common Stock owned by it (the "PropHold Shares"). Each of PropCorp and Tenet may be deemed to be the indirect beneficial owner with sole voting and dispositive power of the PropInc Shares and PropHold Shares, for an aggregate of 8,301,067 shares of Common Stock.

     Tenet has issued its 6% exchangeable subordinated notes due 2005 (the "Notes") in January 1996. Each $1,000 principal amount of Notes is exchangeable into 25.9403 shares of Common Stock and an amount in cash determined according to a formula set forth in the Schedule 13D, which, according to Tenet's 1998 Annual Report on Form 10-K, equals $239.36, subject to Tenet's right to pay an amount in cash equal to the market price of the Common Stock in lieu of such shares. All of the PropInc Shares and PropHold Shares have been placed in escrow to secure such exchange right. The address of each of Tenet, PropCorp, PropHold and PropInc is 3820 State Street, Santa Barbara, California 93105.

(19) As of March 28, 2000, based solely on information provided to the Company by The Baupost Group, L.L.C. ("Baupost"). Baupost has sole voting and dispositive power with respect to these shares. As of December 31, 1999, Baupost beneficially owned 7,318,446 shares of Common Stock, based on a
     Schedule 13G/A filed jointly by Baupost, SAK Corporation ("SAK"), and Seth
     A. Klarman on February 10, 2000 with the Commission. According to the
     Schedule 13G/A, Baupost has sole voting and dispositive power with respect to these shares and the other reporting persons claim sole voting and dispositive power with respect to none of the shares. The address of Baupost, SAK, and Seth A. Klarman is 44 Brattle Street, 5th Floor, Cambridge, Massachusetts 02138.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 , as amended, requires the Company's directors and executive officers and persons who own more than 10% of the Common Stock to file reports of beneficial ownership and changes in such ownership with the Commission. Based solely on a review of the copies of such reports furnished to the Company and on written representations from certain reporting persons that no Form 5 was required for such person, the Company believes that during 1999 all officers, directors and persons who own more than 10% of the Common Stock complied with all applicable Section 16(a) filing requirements, except that certain Form 4s filed in May 1999 by Messrs. Riney and Thompson, while describing all transactions in the prior month, did not list all other beneficially owned securities. Those Form 4s were amended in March 2000.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

   The following table sets forth the compensation paid by the Company during each of the Company's last two fiscal years to all individuals serving as Chief Executive Officer during the last completed fiscal year and each of the other four most highly compensated officers of the Company who were serving as executive officers at the end of the last completed fiscal year:

Summary Compensation Table

                                 Annual Compensation(1)           Long-term Compensation
                            ------------------------------------  -----------------------
                                                                  Restricted  Securities
                                                    Other Annual    Stock     Underlying   All Other
Name and Principal                                  Compensation   Award(s)  Options/SARs Compensation
Position               Year Salary ($)    Bonus ($)     ($)         ($)(2)       (#)          ($)
------------------     ---- ----------    --------- ------------  ---------- ------------ ------------
Debra A. Cafaro,(3)    1999  $287,757(4)  $400,000    $16,301(5)   $812,500    500,000     $   1,954(6)
Chief Executive
Officer and President  1998       N/A          N/A        N/A           N/A        N/A           N/A


Steven T. Downey,(7)   1999   212,500      215,000        584(5)    261,250     50,000           797(8)
Former Executive Vice
President and Chief    1998    53,846       33,333          0       281,250     75,000         1,308(9)
Financial Officer


T. Richard Riney,      1999   182,308(10)  212,500        607(5)    130,625     50,000           840(11)
Executive Vice
President, General     1998    94,846       45,667          0       121,875     60,000           267(11)
Counsel and Secretary


John C. Thompson,(12)  1999   110,481(13)   93,500        346(5)     97,968     25,000           552(14)
Vice President,
Corporate Development  1998    55,351       24,000          0       121,875     35,000           163(14)


W. Bruce Lunsford,     1999   150,000            0          0       261,250          0       208,381(15)
Chairman of the Board  1998   230,192      116,667          0       812,500    200,000       109,124(16)


Thomas T. Ladt,(17)    1999    83,750            0          0       326,563          0     1,236,998(18)
Former President,
Chief Executive        1998   230,535      116,667          0       812,500    250,000         5,307(19)
Officer and Chief
Operating Officer

--------
 (1) The amounts for 1999 represent the total compensation earned by the Named Executive Officers during fiscal year 1999. The amounts for 1998 represent the total compensation earned by the Named Executive Officers from May 1, 1998 through the end of fiscal year 1998.
 (2) The amounts shown in the table represent the fair market value on the date of the grant of shares of restricted stock granted by the Company. The shares granted in fiscal year 1999 vest in four equal annual installments beginning on the first anniversary of the date of the grant, except for the shares granted to Ms. Cafaro, which vest in eleven equal quarterly installments commencing on April 1, 1999. Based on the closing price of $4.1888 of the Common Stock on December 31, 1999, the aggregate value of all restricted securities held by the Named Executive Officers is as follows: Ms. Cafaro--$418,800 (100,000 shares); Mr. Downey-- $188,460(45,000 shares); Mr. Riney--$73,304 (17,500 shares); Mr.
     Thompson--$62,820 (15,000 shares); Mr. Lunsford--$293,160 (70,000 shares);
     and Mr. Ladt--$157,050(37,500 shares). Dividends, to the extent paid, will be paid on restricted shares.
 (3) Ms. Cafaro joined the Company on March 5, 1999.
 (4) Represents base salary payments of $274,228 and a payment of $13,529 for unused vacation days.
 (5) Represents reimbursement for the payment of taxes during fiscal year 1999.
 (6) Represents life insurance premiums paid on Ms. Cafaro's behalf.
 (7) Mr. Downey resigned from his position with the Company, effective February 9, 2000.
 (8) Represents life insurance premiums paid on Mr. Downey's behalf.

 (9) Represents imputed interest on a loan made by the Company to Mr. Downey to pay for his taxes in connection with an award of restricted stock by the Company.
(10) Represents base salary payments of $175,000 and a payment of $7,308 for unused vacation days.
(11) Represents life insurance premiums paid on Mr. Riney's behalf.
(12) Mr. Thompson was appointed Vice President, Corporate Development of the Company on January 13, 1999.
(13) Represents base salary payments of $106,250 and a payment of $4,231 for unused vacation days.
(14) Represents life insurance premiums paid on Mr. Thompson's behalf.
(15) Represents interest forgiveness on Mr. Lunsford's Tax Loan (as defined in "Certain Relationships and Related Transactions") between December 16, 1998 and December 15, 1999.
(16) Represents $108,188 of interest on Mr. Lunsford's Tax Loan which was forgiven by the Company in 1998 and life insurance premiums paid on Mr. Lunsford's behalf of $936.
(17) Mr. Ladt resigned from his position with the Company, effective March 5, 1999.
(18) Represents a severance payment of $1,235,313 to Mr. Ladt and life insurance premiums of $1,685 paid on Mr. Ladt's behalf.
(19) Represents $4,051 of interest on Mr. Ladt's Tax Loan which was forgiven by the Company in 1998 and life insurance premiums paid on Mr. Ladt's behalf of $1,250.

                       OPTION GRANTS IN LAST FISCAL YEAR

   The following table sets forth information concerning options to purchase shares of Common Stock granted to the Named Executive Officers during 1999:

                                                                            Potential Realizable
                                                                              Value at Assumed
                                                                            Annual Rates of Stock
                         Number of      % of                                 Price Appreciation
                         Securities Total Options                                    for
                         Underlying  Granted to                                Option Term (3)
                          Options   Employees in  Exercise Price Expiration ---------------------
          Name           Granted(1)     1999       Per Share(2)     Date      5%($)      10%($)
          ----           ---------- ------------- -------------- ---------- ---------- ----------
Debra A. Cafaro.........   36,639        5.8%        $8.1875      3/05/09   $  188,657 $  478,094
                          463,361       72.7%        $5.0000      3/05/09   $3,862,841 $7,523,254
Steven T. Downey........   50,000        7.8%        $4.6880      5/13/09   $  147,413 $  373,573
T. Richard Riney........   50,000        7.8%        $4.6880      5/13/09   $  147,413 $  373,573
John C. Thompson........   25,000        3.9%        $4.6880      5/13/09   $   73,706 $  186,787

--------
(1) All options shown in the above table for Messrs. Downey, Riney and Thompson become exercisable in three equal annual installments (with slight modifications for rounding), beginning on the first anniversary of the date of grant. All options shown in the above table for Ms. Cafaro become exercisable in three equal installments (with slight modifications for rounding) commencing on the date of the grant and continuing on the first and second anniversary dates of the grant. All options become fully exercisable upon a change in control of the Company. Additionally, there is an acceleration of rights to exercise options upon certain instances of termination of employment.

(2) All options were granted at fair market value (closing price on the New York Stock Exchange on the date of grant), except for Ms. Cafaro's grant of 463,361 options on March 5, 1999, which are exercisable at $5.0000 per share (closing price on July 6, 1999) pursuant to the Cafaro Employment Agreement. See "Employment and Other Agreements." The exercise price and any tax withholding obligations related to exercise may be paid by delivery of shares of Common Stock.

(3) Potential Realizable Values are reported net of the option exercise price, but before taxes associated with exercise. These amounts are predicated on 5% and 10% assumed annual rates of appreciation from the common stock price on the date of the grant for ten years (the option terms) in order to comply with the requirements of the Commission, and do not represent the Company's expectations as to the annual rate of appreciation. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions, as well as the option holder's continued employment with the Company throughout the vesting period. The amounts reflected in this table will not necessarily be achieved.

                         OPTION EXERCISES AND HOLDINGS

   The following table sets forth information with respect to the Named Executive Officers concerning options held as of December 31, 1999. No options were exercised during 1999.

                               Number of Securities      Value of Unexercised
                              Underlying Unexercised    In-the-Money Options at
                             Option at Fiscal Year End    Fiscal Year End(1)
                             ------------------------- -------------------------
            Name             Exercisable Unexercisable Exercisable Unexercisable
            ----             ----------- ------------- ----------- -------------
Debra A. Cafaro.............   166,499      333,501          0            0
Steven T. Downey............    18,750      106,250          0            0
T. Richard Riney............    24,375      104,125          0            0
John C. Thompson............    26,000       57,750          0            0
W. Bruce Lunsford...........   757,000      390,000          0            0

--------
(1) The exercisable and unexercisable options were determined to have zero market value as of December 31, 1999 because the closing price of the underlying Common Stock on the New York Stock Exchange was $4.188 per share on December 31, 1999 and the exercise prices for all presently exercisable and presently unexercisable options (as of December 31, 1999) were greater than $4.188 per share.

                        EMPLOYMENT AND OTHER AGREEMENTS

Employment and Severance Agreements: Lunsford, Riney and Thompson


   The Company entered into employment agreements with W. Bruce Lunsford and T. Richard Riney on July 30, 1998. The Company entered into an employment agreement with John C. Thompson on January 13, 1999. These employment agreements have an initial one year term. The term of each agreement will be automatically extended by one additional day for each day following the effective date of the agreement that the Named Executive Officer remains employed by the Company until the Company elects to cease such extension by giving notice to the Named Executive Officer. Upon such notification, the employment agreements will terminate in one year. The employment agreements provide base salary and the ability of the Named Executive Officer to be eligible for bonuses and to participate in the Company's incentive and other employee benefit plans. The current salaries are as follows: Mr. Riney:
$190,000; Mr. Lunsford: $150,000; and Mr. Thompson: $110,000. The Named Executive Officers may receive increases in their base salaries from time to time as approved by the Compensation Committee or the Board of Directors. Under certain circumstances, the employment agreements also provide for severance payments if the executive is terminated.

   If employment is terminated by reason of death or disability, the Named Executive Officer is entitled to a prorated portion of his target bonus. If the Named Executive Officer is terminated for cause, no additional payments are made under the employment agreements.

   If the executive's employment is terminated by the executive for good reason (as defined in the employment agreements) or by the Company for other than cause (collectively, an "Involuntary Termination"), certain levels of severance payments are provided under the employment agreements. Upon such a termination, the employment agreement for Mr. Lunsford provides for a cash payment equal to the prorated portion of his maximum bonus, if any bonus targets had previously been set, in the year of termination and two times his base salary and maximum bonus, if any bonus targets had previously been set, in the year of termination. In addition, Mr. Lunsford would be entitled to coverage under the Company's employee benefit plans for two years, two years of additional vesting of restricted stock awards and two additional years in which to exercise stock options. Upon the Involuntary Termination of either of Mr. Riney or Mr. Thompson, the terminated executive would be entitled to a cash payment equal to the prorated portion of their maximum bonus, if any bonus targets had previously been set, in the year of termination and one times their base salary and maximum bonus, if any bonus targets had previously been set, in the year of termination. In addition, the terminated executive would be entitled to coverage under the Company's employee benefit plans for one year, one year of additional vesting of restricted stock awards and one additional year in which to exercise stock options.

   The employment agreement for Mr. Lunsford also provides for a restructuring of his Tax Loan (as defined) if he is subject to an Involuntary Termination. See "Certain Relationships and Related Transactions" for a description of the Tax Loan. The Tax Loan would be amended to provide that any payment of the principal will be made in equal annual installments with a final maturity date ten years from the date of the Tax Loan. In addition, if Mr. Lunsford resigns as Chairman at the request of the Board for any reason other than cause, all amounts owed under the Tax Loan will be forgiven.

   The employment agreements of Mr. Riney and Mr. Thompson were amended on September 30, 1999 to provide for the gross up of any payment or benefits to which they may be entitled under their employment agreement or any other agreement, for any tax imposed upon them by Section 4999 of the Code or any similar state or local tax.

   The Company entered into Change-in-Control Severance Agreements with each of Mr. Lunsford, Mr. Riney and Mr. Thompson. These agreements provide for the payment of severance benefits under certain circumstances. These benefits become payable at any time within two years of a change in control of the Company (as defined in the agreement) if: (i) the Company terminates the employee without cause; (ii) the employee terminates employment with the Company for good reason (as defined in the agreement) or within either of two 30-day periods commencing 30 days after the change in control and one year after the change in control, respectively. The benefits to be afforded to Mr. Lunsford include: (i) a cash payment equal to three times base salary, maximum bonus and performance share award target as of termination of employment; (ii) continuation of health, life and disability insurance coverage for three years;
(iii) full vesting under the Company's retirement savings plan; and (iv) an additional payment for any excise taxes the Named Executive Officer may incur as a result of the change in control. The benefits to be afforded to Messrs. Riney and Thompson include: (i) a cash payment equal two times base salary, maximum bonus and performance share award target as of termination of employment; (ii) continuation of health, life and disability insurance coverage for two years; (iii) full vesting under the Company's retirement savings plan; and (iv) an additional payment for any excise taxes the Named Executive Officer may incur as a result of the change in control.

Separation Agreement: Ladt

   The Company entered into a Separation Agreement and Release of Claims (the "Separation Agreement") with Thomas T. Ladt pursuant to which Mr. Ladt resigned as President, Chief Executive Officer and Chief Operating Officer of the Company and from the Board of Directors of the Company as of March 5, 1999. Pursuant to the Separation Agreement, Mr. Ladt received (i) his base salary through March 31, 1999, (ii) $62,812.50, representing the prorated portion of his target bonus for 1999, (iii) 37,500 shares of Common Stock, representing two years of additional vesting of restricted stock awards previously made to Mr. Ladt, (iv) $670,000, representing two times his annual base salary, and (v) $502,500, representing two times his target bonus for 1999. In addition, Mr. Ladt is entitled to coverage under the Company's employee benefit plans for two years from the date of his resignation. The Company further agreed to amend Mr. Ladt's Tax Loan such that no principal or interest payments thereunder will be due prior to March 5, 2004. Pursuant to the Separation Agreement, Mr. Ladt agreed, among other things, to accept the consideration he received under the Separation Agreement in lieu of the benefits to which his was otherwise entitled under his Change of Control Severance Agreement and to waive any claim arising out of such agreement.

Employment Agreement: Cafaro

   Effective March 5, 1999, the Company and Debra A. Cafaro entered into an employment agreement (the "Cafaro Employment Agreement") pursuant to which Ms. Cafaro became President, Chief Executive Officer and a director of the Company. The initial term of the Cafaro Employment Agreement will expire on December 31, 2001. The Cafaro Employment Agreement provides for (i) an initial annual base salary of $335,000 (with a minimum annual increase of 5% thereafter), (ii) the eligibility to participate in the Company's bonus program and to receive a bonus for 1999 in an amount not less than $200,000, (iii) a grant of 100,000 restricted shares of Common Stock, and (iv) a grant of options to purchase 500,000 shares of Common Stock. Such options will be "incentive stock options" under the Internal Revenue Code ("ISOs") to the maximum extent permissible. The per share exercise price for the ISOs (36,639 options) is $8.1875, the closing price of the Common Stock on March 5, 1999 (the "Effective Date"). The per share exercise price for the remaining options (463,361 options) is the lesser of $8.1875 and the closing price of the Common Stock 120 days after the Effective Date ($5.00). In addition, Ms. Cafaro will receive a loan sufficient to cover income taxes payable on the shares of restricted stock, and she is eligible to participate in the Company's incentive and other benefit plans.

   If Ms. Cafaro's employment is terminated (other than for cause) after the first twelve months of Ms. Cafaro's employment, she will be entitled to receive a cash payment equal to the sum of three times her base salary and the highest bonus in the preceding three years or the maximum bonus for the current year, whichever is higher (the "Maximum Bonus") as of the date of termination, plus the prorated portion of the Maximum Bonus for the year of termination. In addition, Ms. Cafaro will be entitled to full vesting of her shares of restricted stock and stock options and forgiveness of the tax loan.

   In the event of a change of control within the first twelve months of Ms. Cafaro's employment, Ms. Cafaro will be entitled to a cash payment of $1.5 million. If a change of control occurs after the first twelve months of her employment, Ms. Cafaro will be entitled to a cash payment equal to 2.99 times the sum of her base salary and Maximum Bonus on the date of a change of control plus the fair market value of any targeted restricted shares to be issued in the year the change of control occurs. In addition, Ms. Cafaro will be entitled to full vesting of her shares of restricted stock and stock options and forgiveness of the tax loan.

   Pursuant to the Cafaro Employment Agreement (as defined below), Ms. Cafaro and Mr. Crocker are entitled to jointly designate a person to be appointed to serve as a director, subject to the approval of Mr. Lunsford, which approval shall not be unreasonably withheld (the "Designee"). Ms. Cafaro and Mr. Crocker have not appointed a Designee to date. Once they have done so, the Board will act to increase its size to seven directors and appoint the Designee as a Director.

Separation Agreement: Downey

   The Company entered into a Separation and Release Agreement ("the Downey Separation Agreement") with Mr. Downey pursuant to which Mr. Downey resigned as Executive Vice President and Chief Financial Officer of the Company, effective as of February 9, 2000. Pursuant to the Downey Separation Agreement, Mr. Downey received (i) $220,000, representing his annual base salary, (ii) $200,000 representing his target bonus for 1999 and all accrued vacation, (iii) 11,250 shares of Common Stock, representing one year of additional vesting of restricted stock awards previously made to Mr. Downey, and (iv) $272,178.16, representing forgiveness of Mr. Downey's $136,855.68 tax loan from the Company together with an amount equal to the taxes payable by Mr. Downey on the forgiveness of such loan, including taxes on the tax payment. In addition, Mr. Downey is entitled to coverage under the Company's employee benefit plans for one year from the date of his resignation. The Company further agreed to give Mr. Downey one additional year from the date of his resignation in which to exercise any options for Common Stock which had vested through the date of his resignation. Pursuant to the Separation Agreement, Mr. Downey agreed, among other things, to a full release and discharge of any and all claims Mr. Downey may have had against the Company, including without limitation, any rights Mr. Downey had under the change of control agreement between Mr. Downey and the Company.

                           COMPENSATION OF DIRECTORS

   During 1999, directors not employed by the Company received $2,000 for each board meeting they attended. Non-employee directors also received $1,000 for each committee meeting they attended. In addition, non-employee directors received a $2,500 retainer for each calendar quarter that they served as a director. Effective January 1, 2000, directors not employed by the Company and the Chairman of the Board of the Company will receive $1,500 for each board meeting they attend, $1,000 for each committee meeting they attend, and $750 for each telephonic meeting in which they participate. In addition, non-employee directors and the Chairman of the Board will receive a $6,250 retainer for each calendar quarter that they serve as a director.

   During 1999, directors not employed by the Company received options pursuant to the Company's 1997 Stock Option Plan for Non-Employee Directors (the "Directors Stock Plan"). Under the Directors Stock Plan, each non-employee director is granted an option to purchase 3,000 shares of Common Stock on each January 1, with an exercise price equal to the fair market value of the Common Stock on the date the option is granted. Accordingly, the Company issued options with respect to an aggregate of 15,000 shares to the five persons who were serving as non-employee directors on January 1, 1999. All options become exercisable in four equal annual installments, beginning on the first anniversary of the date of grant.

   In recognition of extraordinary time and service expended in connection with the efforts to achieve a consensual restructuring of Vencor, Inc., and after consultation with an expert independent consultant, the Company issued a special one-time grant of stock options on July 20, 1999 to the three members of the Independent Committee of the Board of Directors of the Company. Mr. Crocker, as Chairman of the Independent Committee, received options to purchase 200,000 shares of Common Stock, and Messrs. Beran and Geary received options to purchase 100,000 shares of Common Stock. The exercise price of these stock options was equal to the fair market value of the Common Stock on the date the options were granted. These options were exercisable as of the date of grant.

   On February 24, 2000, after consultation with an expert independent consultant and a survey of industry standards, the Company awarded each non-employee member of the Board options to purchase 4,000 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date the option was granted. On this same date the Company awarded the Chairman of the Board options to purchase 10,000 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date the option was granted so as to equalize his compensation with non-employee directors, retroactive to January 1, 1999. One half of these options became exercisable on the date of grant and the remainder becomes exercisable on the first anniversary of the date of grant. The options were awarded to the non-employee members of the Board and the Chairman of the Board in recognition of the substantial time and effort devoted by the Board to the affairs of the Company given the business environment that the Company encountered in 1999.

   On February 24, 2000, after consultation with an expert independent consultant and a survey of industry standards the Company also awarded each non-employee member of the Board 18,265 shares of restricted stock and the Chairman of the Board 24,302 shares of restricted stock. One half of the restricted stock vested on the date of grant and the remainder vests on the first anniversary of the date of grant. The restricted stock was awarded to non-employee members of the Board and the Chairman of the Board to reflect additional compensation which would have been earned by the Board members if the director compensation that became effective on January 1, 2000 had been in effect for 1999 and a premium in recognition of the substantial time and effort devoted in 1999 and to be devoted in 2000 by the Board to the affairs of the Company given the current business environment in which the Company operates.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

   The functions of the Compensation Committee include reviewing and approving of the Company's executive compensation structure and overall benefits program. The purpose of the executive compensation program is to establish and maintain a performance and achievement oriented environment, which aligns the interests of the Company's executives with the interests of its shareholders. The key components of the Company's compensation philosophy are base salary, an annual incentive award and long-term based incentives.

   The Company's overall compensation structure is reviewed annually with the assistance of an expert independent consultant and the use of executive compensation surveys from the following sectors: (a) health care REITS; and (b) REITS with comparable total capitalization as the Company, regardless of asset class. The companies surveyed include some, but not all, of the companies covered in the indices included on the Performance Graph.

   The Company encountered certain extraordinary events in 1999 which influenced the Compensation Committee's decisions relative to 1999's executive compensation. These events included: (a) the deteriorating financial condition of the Company's primary tenant, Vencor, Inc., resulting in protracted reorganization negotiations among the Company, Vencor, Inc., and Vencor's creditors and, ultimately, the filing for bankruptcy protection by Vencor; (b) the announcement by the United States of ongoing investigations by the Department of Justice into various aspects of claims for reimbursement from government payers, billing practices and various quality of care issues in the hospitals and nursing facilities formerly operated by the Company and presently operated by Vencor and the related settlement negotiations among the Department of Justice, the Company and Vencor; and (c) the restructuring of approximately $973 million owed by the Company to its senior lenders through the Amended and Restated Credit, Security, Guaranty and Pledge Agreement, dated as of April 29, 1998, as amended and restated as of January 31, 2000 (the "Amended Credit Agreement"). In light of these events, the Compensation Committee felt that it was appropriate to also consider the compensation practices in turnaround/restructuring situations in for-profit entities outside the REIT industry.

Types of Compensation:

1. Base Salary

   The Compensation Committee sets base salaries for executive officers. Base salary increases are provided to executives based on an evaluation of each executive's performance, the executive's level of responsibility, as well as the performance of the Company as a whole. The Compensation Committee also considers the success of the executive officer in developing and executing the Company's strategic plans, exercising leadership and creating stockholder value. In addition, the Compensation Committee evaluates the latest survey information available as to appropriate compensation levels. The Compensation Committee reviews individual base salaries at least annually with the assistance of an outside consultant.

   In light of the extraordinary occurrences in 1999 and the increased duties and responsibilities of the executives resulting therefrom, in May 1999 the Compensation Committee approved a special salary increase for Messrs. Riney, Thompson and Downey.

2. Bonus

   The Compensation Committee believes that the bonus program should motivate the executive officers by linking bonus awards to value added for the Company's shareholders. This approach creates a direct incentive for executive officers to achieve desired performance goals and places a significant percentage of each executive officer's compensation at risk. The Compensation Committee established potential 1999 bonuses for executive officers based on the Company's achievement of certain funds from operations goals within ranges established by the Compensation Committee. Given the extraordinary events occurring in 1999, and in accordance with the requirements of Ms. Cafaro's Employment Agreement, in May of 1999 the Board of Directors of the Company determined that the cash bonus plan based upon the Company's funds from operations was no longer appropriate and the Board revoked the plan. At the same time, the Board directed that the 1999 bonus levels should be based upon each executive's performance as determined by the Compensation

Committee. The Compensation Committee, with the assistance of an outside consultant, reviewed the compensation surveys and assessed each executive officer's performance in light of all special circumstances which occurred in 1999. The Compensation Committee awarded annual cash bonuses for 1999 to the executives ranging from 60 to 120% of base salary.

   Based upon the extraordinary events which occurred in 1999, the Compensation Committee awarded special retention bonuses for each of Messrs. Riney, Thompson and Downey. The retention bonuses were paid in two installments, with each installment being conditioned upon the executive being employed by the Company on the date of the installment payment. Messrs. Riney and Thompson also received an additional discretionary retention bonus based on their performance.

3. Share Options and Restricted Share Awards

   The Compensation Committee recognizes that while the bonus program provides rewards for positive short-term and mid-term performance, the interests of shareholders are best served by giving key employees the opportunity to participate in the appreciation of the Company's common shares through the granting of share options and restricted share awards. The use of such awards provides a long-term link between the results achieved for the Company's shareholders and the reward provided to executive officers. Share options and restricted stock are granted to executive officers primarily based on the officer's actual and potential contribution to the Company's growth, long-term performance and the practices of other REITS. Stock-based compensation also provides an effective incentive for management to create stockholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in price of the Common Stock occurs over a number of years.

Chief Executive Officer's Compensation

   Based upon the executive compensation surveys and the strategic accomplishments of the Company, the Compensation Committee believes that the salary, bonus, restricted share awards and option grants to Ms. Cafaro, the Company's Chief Executive Officer and President since March 5, 1999, are fair and competitive. Certain awards (100,000 shares of restricted stock and 500,000 option shares) were granted to Ms. Cafaro at the time of her employment. The Company achieved a number of strategic objectives under Ms. Cafaro's leadership during 1999, including: (a) reaching a nonbinding agreement in principle on the proposed reorganization of Vencor's debt and lease obligations as a result of several months of negotiations which nonbinding agreement was the basis for a proposed plan of reorganization in the Vencor bankruptcy proceeding; and (b) reaching an agreement with the Company's senior lenders for the long term restructuring of the Company's approximately $973 million in debt owed to its senior lenders. The total remuneration for 1999 for Ms. Cafaro is in the median of total remuneration of chief executive officers for the health care REITS surveyed. The Compensation Committee determined that compensation for Ms. Cafaro for 1999 was appropriate and desirable in light of her actual and potential contributions to the Company and her leadership in the Vencor reorganization negotiations and the Company's debt restructuring. The assessment of actual and potential contribution was based on the Compensation Committee's subjective evaluation of Ms. Cafaro's abilities, skills, efforts and leadership.

   Mr. Ladt's compensation during 1999 was based on the terms of the employment agreement he signed with the Company in 1998. Mr. Ladt received no increases in salary between the signing of the agreement and his separation from the Company on March 5, 1999, but he received a cash bonus in 1999 of $111,667 for services rendered in 1998.

Tax Policy

   The Omnibus Budget Reconciliation Act of 1993 amended the Internal Revenue Code (the "Code") to provide generally that the compensation paid by publicly held corporations to the chief executive officer and the four most highly paid senior executive officers in excess of $1,000,000 per executive will be deductible by the Company only if paid pursuant to a qualifying performance-based compensation plan approved by stockholders of the Company. Compensation as defined by the Code includes, among other things, base salary, incentive compensation and gains on stock options and restricted stock. It is the Compensation Committee's policy to maximize the effectiveness of the Company's executive compensation plans. In that regard, the Compensation Committee intends to maintain flexibility to take actions, which are deemed to be in the best interests of the Company and its stockholders. Such actions may not always result in executive compensation qualifying for the maximum possible tax deductibility under the Code. The Company also believes that substantially all of the compensation paid in 1999 is deductible for federal income tax purposes.

   The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts except to the extent that the Company specifically incorporates this information by reference.

                                          EXECUTIVE COMPENSATION COMMITTEE

                                          Ronald G. Geary, Chairman
                                          R. Gene Smith

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   As of December 31, 1999, the following persons served on the Executive Compensation Committee of the Company's Board of Directors: R. Gene Smith and Ronald G. Geary. Neither of the members of the Executive Compensation Committee are, or have been, employees of the Company. The Company currently leases various properties to Tangram Rehabilitation Network, Inc. ("Tangram"), a wholly owned subsidiary of Res-Care, Inc. ("Res-Care") of which Mr. Geary is Chairman, President and Chief Executive Officer. See "Certain Relationships and Related Transactions." W. Bruce Lunsford, who served as Chairman of the Board of Directors of the Company in 1999 and is an executive officer of the Company, was a member of the Compensation Committee of Res-Care, Inc., and Ronald G. Geary, who served as Chief Executive Officer of Res-Care, Inc. during 1999, was a member of the Executive Compensation Committee of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In May 1998, the Company adopted a policy which provides that any transaction between the Company and any of its officers, directors or their affiliates must be approved by the disinterested members of the Company's Board of Directors and must be on terms no less favorable to the Company than those available from unaffiliated parties.

Sale of Vencor Preferred Stock

   In connection with the 1998 Spin Off, Vencor issued 17,700 shares of its 6% Series A Non-Voting Convertible Preferred Stock for $1,000 per share (the "Preferred Stock") to the Company as part of the consideration for the assets transferred from the Company to Vencor. On April 30, 1998, the Company offered and sold the Preferred Stock at $1,000 per share to Messrs. Lunsford and Ladt and certain other officers of Vencor for an aggregate consideration of $17.7 million. Mr. Lunsford and Mr. Ladt purchased 4,543 shares and 725 shares, respectively, of such Preferred Stock. On or after April 30, 2002, each share of the Preferred Stock will be convertible, at the option of the holder, in whole or in part, into such number of shares of Vencor common stock as is equal to the aggregate principal amount of the shares of Preferred Stock being converted divided by the conversion price. The conversion price is $12.50, which is equal to 118% of the average of the high and low sales price of the Vencor common stock on the date of the 1998 Spin Off.

Tax Loan

   In connection with the 1998 Spin Off, the Company agreed to loan Messrs. Lunsford (former Chief Executive Officer and present Chairman of the Board of Directors) and Ladt (former President, Chief Executive Officer and Chief Operating Officer) an amount sufficient to cover estimated income taxes payable by them as a result of the distribution of Vencor common stock (the "Tax Loans"). Each Tax Loan is evidenced by a promissory note which has a term of ten years and bears interest at 5.77%. Principal on the tax loans is scheduled to be repaid in ten equal annual installments beginning on June 15, 1999. Interest is payable quarterly, however, any interest payment on the Tax Loan is forgiven if the officer remains employed in his position with the Company on the date on which such interest payment is due. Moreover, in the event of a change in control of the Company, the entire balance of the Tax Loan will be forgiven. The Tax Loans were based on estimated tax payments required to be made by the officer as a result of the distribution of Vencor common stock. The principal amounts of the Tax Loans to Messrs. Lunsford and Ladt were $3,750,000 and $140,400, respectively. In connection with the amendment of his employment agreement, the terms of the Tax Loan for Mr. Lunsford have been amended. The Tax Loan will be restructured if he is subject to an Involuntary Termination, such that any payment of the principal will be made in equal annual installments with a final maturity date ten years from the date of the Tax Loan. In addition, if Mr. Lunsford resigns as Chairman at the request of the Board for any reason other than cause, all amounts owed under the Tax Loan will be forgiven. See "Employment and Other Agreements." Pursuant to the Separation Agreement, the Company agreed to amend Mr. Ladt's Tax Loan such that no principal or interest payments thereunder will be due prior to March 5, 2004.

   In connection with an election to pay taxes on an award of restricted stock of the Company, the Company agreed to loan Mr. Downey, former Executive Vice President and Chief Financial Officer, $136,856. The loan is evidence by a promissory note (the "Note") which has a maturity date of February 15, 2003. Principal on the promissory note is due in four equal annual installments beginning on February 15, 2000. Principal on the Note does not bear interest except in the event of default. Any unpaid principal on the Note will be forgiven (a) upon a change in control of the Company, (b) upon Mr. Downey's death or disability, (c) if his employment is terminated for other than "cause" or (d) if he terminates his employment for "good reason." The terms "cause" and "good reason" shall have the same meanings as in Mr. Downey's employment agreement. In connection with any extinguishment of the Note, the Company is required to pay Mr. Downey an amount equal to any taxes he may incur as a result of the extinguishment including any taxes imposed on the tax payment. Pursuant to Mr. Downey's Separation Agreement the Company forgave the aforementioned note in its entirety and paid to Mr. Downey an amount equal to the taxes he incurred as a result of such forgiveness, including taxes on the tax payment. See "Employment and Other Contracts."

Transactions with Res-Care

   On October 15, 1998, the Company acquired eight personal care facilities and related facilities for approximately $7.0 million from Tangram. Tangram is a wholly owned subsidiary of Res-Care, of which Mr. Geary is Chairman, President and Chief Executive Officer and Mr. Lunsford is a director. Res-Care acquired Tangram in a cash merger on October 15, 1998. The purchase price for the Tangram facilities was determined by an appraisal conducted by Graham & Associates, Inc., San Marcos, Texas, a certified General Real Estate Appraiser for the State of Texas. The Company leases the Tangram facilities to Tangram pursuant to a Master Lease Agreement which is guaranteed by Res-Care. During 1999, Tangram paid the Company $733,800 in rent payments.

Office Lease

   Effective March 15, 1999, the Company relocated its principal executive offices and entered into a lease agreement with Summit II Partners, Limited (the "Landlord"). The lease agreement requires the Company to pay annual rent of $51,275 to the Landlord. Mr. Lunsford owns an indirect equity interest in the Landlord of approximately 22%. The Company believes that the terms of the lease agreement represent market rates.

Hospital Sublease

   On March 6, 2000, the Company consented to the sublease by Vencor, Inc. and Vencor Operating, Inc. (collectively, "Vencor") to Xodiax, LLC ("Xodiax") of approximately 8,352 square feet in a data center building located on the hospital campus known as Vencor Hospital Louisville. The Vencor Hospital Louisville campus is owned by the Company and is leased to Vencor pursuant to the terms of a Master Lease between the Company and Vencor. The sublease is subject and subordinate to the terms of the Master Lease. Total annual rent under the sublease is $330,279. Upon the occurrence of certain events, at the Company's option, Xodiax will pay rent under the sublease directly to the Company and/or attorn to the Company under the sublease. Mr. Lunsford is the Chairman of Xodiax and owns an equity interest in Xodiax of approximately 13.5%.

Cafaro Loans

   Under the terms of Ms. Cafaro's employment agreement, the Company made loans in the aggregate principal amount of $67,250 to Ms. Cafaro in 1999 to pay all federal, state, local and other taxes payable upon the vesting of restricted stock awards previously granted to Ms. Cafaro. Principal of the loans is payable on March 5, 2009. The loans bear interest at the lowest applicable federal rate. Interest on the loans is payable annually out of and only to the extent of dividends from the vested restricted stock. Each loan is secured by a pledge of all of the restricted shares to which that loan relates and the loan is otherwise nonrecourse to Ms. Cafaro. The loans are to be forgiven if there is a change of control of the Company, Ms. Cafaro's employment with the Company is terminated by the Company for other than "cause" or by Ms. Cafaro for "good reason" or by death or disability of Ms. Cafaro. In the event either a loan or its forgiveness results in taxable income to Ms. Cafaro, the Company is required to pay to Ms. Cafaro an amount sufficient for the payment of all taxes relative to the loan or its forgiveness.

                               PERFORMANCE GRAPH

   The following performance graph compares the cumulative total return to the holders of the Common Stock from May 1, 1998, the date on which the Company is deemed to have commenced operations, to December 31, 1999, with the cumulative total returns on the New York Stock Exchange Composite Index (the "NYSE Index"), the Standard & Poor's 500 Stock Index (the "S&P 500 Index"), the NAREIT All REIT Index (the "All REIT Index"), the NAREIT Equity REIT Index (the "Equity REIT Index"), the Healthcare REIT Index, and the Long Term Care Index (the "LTC Index"). The comparison assumes $100 was invested on May 1, 1998 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The Company has included the NYSE Index in the performance graph because the Common Stock is listed on the New York Stock Exchange. The Company has included the S&P 500 Index and the Equity REIT Index because it compared the performance of the Common Stock to both of these indices in last year's proxy statement. The Company has included the following indices because it believes they are most representative of the industry in which the Company competes and are therefore particularly relevant to an assessment of the Company's performance: the All REIT Index, the Healthcare REIT Index, and the LTC Index. The figures in the table below are rounded to the nearest dollar.

                                                May 1, December 31, December 31,
                                                 1998      1998         1999
                                                ------ ------------ ------------
      The Company..............................  $100      $ 70         $ 25
      NYSE Index...............................  $100      $102         $112
      S&P 500 Index............................  $100      $111         $134
      All REIT Index...........................  $100      $ 84         $ 79
      Equity REIT Index........................  $100      $ 85         $ 82
      Healthcare REIT Index....................  $100      $ 78         $ 51
      LTC Index................................  $100      $ 48         $ 19

                          [CHART OF PERFORMANCE GRAPH]

                                  PROPOSAL 2:

              ADOPTION OF THE 2000 STOCK OPTION PLAN FOR DIRECTORS

   On February 24, 2000, after discussions with an expert independent consultant and a survey of industry standards, the Board of Directors amended and restated the 1997 Stock Option Plan for Non-Employee Directors as the 2000 Stock Option Plan for Directors ("Directors Plan"), and recommends that stockholders approve the Directors Plan. The Board of Directors reviewed and implemented recommendations of a national consulting firm with respect to director compensation. As part of the amendment and restatement of the Directors Plan, the Board of Directors (1) included the Chairman of the Board of Directors as a participant in the Directors Plan to the same extent as non-employee directors, (2) increased the annual option grant to each non-employee director each January 1st from an option with respect to 3,000 shares to an option with respect to 5,000 shares, (3) provided for an initial option grant with respect to 10,000 shares to each non-employee director upon the initial election or appointment of such non-employee director to the Board of Directors and (4) changed the exercisability schedule for options to 50% exercisable upon the option grant and an additional 50% exercisable upon the first anniversary of the date of the option grant. The purpose of the Directors Plan is to attract and retain highly qualified non-employee directors by permitting them to obtain or increase their proprietary interest in the Company. Currently, in addition to the Chairman of the Board of Directors, the Company has four non-employee directors.

   The amendment and restatement of the Directors Plan became effective upon adoption by the Board of Directors but will be rescinded unless the Directors Plan is approved by the stockholders at the Annual Meeting. No awards will be granted under the amendment and restatement of the Directors Plan prior to the Annual Meeting.

   The Directors Plan provides for annual awards of options to each of the Company's non-employee directors and any Chairman of the Board of Directors who is an employee. The principal provisions of the Directors Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Directors Plan, a copy of which is included with this Proxy Statement as Exhibit A. Terms not defined herein shall have the same meanings as set forth in the Directors Plan.

Plan Administration

   The Directors Plan is designed to operate automatically and not require any significant administration. To the extent administration is required, the Directors Plan will be administered by a committee appointed by the Board of Directors which will include two or more directors of the Company or the entire Board.

Shares Available for Issuance

   The Directors Plan provides that 200,000 shares of Common Stock will be available for the granting of awards. The Common Stock subject to the Directors Plan will be authorized but unissued shares or previously acquired shares. Pursuant to the Directors Plan, the number and kind of shares to which awards are subject will be appropriately adjusted in the event of certain changes in capitalization of the Company, including stock dividends and splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, spin-offs, split-ups, combinations or exchanges of shares, and certain distributions and repurchases of shares. The closing price per share on the New York Stock Exchange of the Common Stock on March 29, 2000, was $3.1880.

Stock Options

   On January 1 of each year during the term of the Directors Plan, each non-employee director who is elected a director at the preceding annual meeting of stockholders or is appointed to the Board of Directors during the preceding year and who is acting as a director on January 1 as well as any Chairman of the Board of

Directors who is an employee of the Company, will receive a grant of an option to purchase 5,000 shares of Common Stock. In addition, each non-employee director upon initial election or appointment to the Board of Directors will receive a grant of an option to purchase 10,000 shares of Common Stock. The exercise price of each option will be equal to the "Fair Market Value" as defined below of the shares on the date of grant. The "Fair Market Value" of the shares means the closing sale price of the shares on the New York Stock Exchange or any national or regional stock exchange on which the shares are traded on the date the Fair Market Value is to be determined. Upon exercise, the exercise price may be paid in cash or, in lieu of all or part of the cash, the optionee may provide the Company with shares owned by the optionee for at least six months prior to exercise of the option having a Fair Market Value equal to the exercise price.

   Under the Directors Plan, all options are exercisable in two equal annual installments, with the first installment becoming exercisable immediately upon the date of grant of the option and the second installment becoming exercisable upon the first anniversary of the date of grant of the option. Upon a Change in Control (as defined in the Directors Plan) or the retirement of the director, the optionee will have the right to exercise the option in full as to all shares subject to the option. The exercise period for any stock option will be ten years from the date of grant unless sooner terminated. If the optionee ceases to be a director of the Company for any reason other than death, disability, retirement, or removal for cause, the option will terminate on the earlier of three months after the optionee ceases to be a director or on the option's expiration date. During the three-month period, such option will be exercisable only with respect to the number of shares which the optionee was entitled to purchase on the day preceding the day on which the optionee ceased to be a director. If the optionee ceases to be a director because of removal for cause, the option will terminate on the date of the optionee's removal. In the event of the optionee's death, disability, or retirement while a director or the optionee's death within three months after the optionee ceases to be a director (other than by reason of removal for cause), the option will terminate upon the earlier of (i) 12 months after the date of the optionee's death, disability, or retirement or (ii) the option's expiration date. During such period, the option will be exercisable for the number of shares as to which the option would have been exercisable on the date preceding the optionee's death or disability. In the event of the retirement of the director, the option will be fully exercisable during such period.

   Generally, options granted under the Directors Plan are not transferable by an optionee except by bequest or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee. However, an optionee may transfer options, subject to certain restrictions, to the optionee's spouse, lineal descendants, or a trust or other entity exclusively for the benefit of the optionee and such persons.

Amendments and Termination

   The Board may amend or terminate the Directors Plan at any time. However, to the extent required to meet (i) the requirements of any national securities exchange or system on which the shares are then listed or reported or (ii) the requirements of a regulatory agency having jurisdiction with respect to the Directors Plan, stockholder approval will be necessary for any amendment that would (a) increase the total number of shares which may be issued under the Directors Plan, (b) materially modify the eligibility requirements to receive an option under the Directors Plan or (c) materially increase the benefits accruing to directors.

Duration

   The Directors Plan will terminate on the earliest to occur of (i) the date when all of the shares available under the Directors Plan have been acquired through the exercise of options, (ii) December 31, 2006, or (iii) such other date as the Board may determine.

Federal Income Tax Considerations

   The following discussion summarizes the federal income tax consequence to directors and the Company with respect to awards under the Directors Plan. The discussion is based upon interpretations of the Internal

Revenue Code of 1986, as amended (the "Code"), in effect as of March 1, 2000 and regulations promulgated thereunder as of such date.

   The options granted under the Directors Plan are non-qualified stock options. The granting of a non-qualified stock option does not produce taxable income to the optionee or a tax deduction to the Company. Taxable ordinary income generally will be recognized by the optionee at the time of exercise in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the aggregate exercise price. The Company will be entitled to a corresponding Federal income tax deduction at the time the optionee recognizes income. Upon a subsequent taxable disposition of the shares, the optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share market value at the time of exercise and the per share selling price. To the extent the optionee pays all or part of the exercise price by tendering shares of Common Stock, the tax consequences described above apply except that the number of shares received upon such exercise which is equal to the number of shares surrendered in payment of the option price will have the same basis and tax holding period as the shares surrendered.

New Plan Benefits

   Future awards of options will be made in subsequent years to non-employee directors and any employee Chairman of the Board of Directors if and when they are re-elected and serving as of January 1. If the amendment and restatement of the Directors Plan is approved by the stockholders at the Annual Meeting, this annual option grant to non-employee directors and any employee Chairman of the Board of Directors will be with respect to 5,000 shares. In addition, if the amendment and restatement of the Directors Plan is approved by the stockholders at the Annual Meeting, each non-employee director upon initial election or appointment of such non-employee director to the Board of Directors will receive an initial option grant with respect to 10,000 shares. Employees of the Company other than the Chairman of the Board of Directors are not eligible to participate in the Directors Plan.

   Options which will be granted under the amendment and restatement of the Directors Plan to each of the following on January 1, 2001 (assuming the current directors remain directors) as indicated in the table below.

New Plan Benefits Table

                                                                    Number of
                                                                  options under
                                                                  the Directors
                          Name and Position                           Plan
                          -----------------                       -------------
     Debra A. Cafaro, Chief Executive Officer and President.....          0
     T. Richard Riney, Executive Vice President, General Counsel
      and Secretary.............................................          0
     John C. Thompson, Vice President, Corporate Development....          0
     W. Bruce Lunsford, Chairman of the Board of Directors......      5,000
     Executive Group............................................      5,000
     Non-Employee Director Group................................     20,000
     Non-Executive Officer Employee Group.......................          0

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE DIRECTORS PLAN. SHARES OF COMMON STOCK COVERED BY PROXIES EXECUTED AND RECEIVED IN THE ACCOMPANYING FORM WILL BE VOTED IN FAVOR OF THE DIRECTORS PLAN, UNLESS OTHERWISE SPECIFIED ON THE PROXY. Approval of the Directors Plan requires the affirmative vote of the holders of the majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote.

                                  PROPOSAL 3:

                ADOPTION OF THE 2000 INCENTIVE COMPENSATION PLAN

   On February 24, 2000, the Board of Directors amended and restated the 1997 Incentive Compensation Plan as the 2000 Incentive Compensation Plan ("Incentive Plan") and recommends that stockholders approve the 2000 Incentive Plan. The Board of Directors reviewed and implemented recommendations of an expert independent consulting firm with respect to executive compensation. As part of the amendment and restatement of the Incentive Plan, the Board of Directors increased the number of shares reserved for issuance under the Incentive Plan upon the exercise of awards and payment of benefits in connection with awards by 2.22 million shares and increased the maximum number of shares with respect to which stock options can be granted during a calendar year to any given individual to 750,000 shares.

   The amendment and restatement of the Incentive Plan became effective upon adoption by the Board of Directors but will be rescinded unless the Incentive Plan is approved by the stockholders at the Annual Meeting. Any awards granted pursuant to the increased share limit of the amended and restated Incentive Plan will be null and void unless the Incentive Plan is approved by the stockholders at the Annual Meeting.

   The purpose of the Incentive Plan is to advance the interests of the Company and its stockholders by attracting, retaining, and motivating employees who will be responsible for the long-term success and development of the Company. The Incentive Plan provides for the award of a variety of economic incentives to the Company's employees, including stock awards, performance units, restricted stock, cash awards, stock options, and stock appreciation rights ("SARs"). The principal provisions of the Incentive Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Incentive Plan, a copy of which is included with this Proxy Statement as Exhibit B. Terms not defined herein shall have the same meanings as set forth in the Incentive Plan.

Plan Administration and Eligibility


   The Incentive Plan is administered by a committee (the "Plan Committee") composed of two or more directors of the Company or the entire Board. In administering the Incentive Plan, the Plan Committee will determine, among other things: (i) individuals to whom grants of awards will be made; (ii) the type and size of awards; and (iii) the terms of an award including, but not limited to, a vesting schedule, exercise price, restriction or performance criteria, and the length of any relevant performance restriction or option. The Plan Committee may also construe, interpret and correct defects, omissions and inconsistencies in the Incentive Plan. The Plan Committee is currently the Compensation Committee.

   All full-time employees of the Company, or any subsidiary, partnership or limited liability company, in which the Company owns a majority interest, are eligible to receive awards under the Incentive Plan when designated by the Plan Committee. At March 28, 2000, the Company had approximately 9 full-time employees. In selecting employees to receive awards under the Incentive Plan, the Plan Committee must take into consideration such factors as it deems relevant in promoting the purposes of the Incentive Plan, including the duties of the employees, their present or potential contribution to the success of the Company and their anticipated number of years of active service as employees.

Shares Available for Issuance

   The Incentive Plan provides that 5,620,000 shares of Common Stock will be available for the granting of awards. The total number of shares of Common Stock with respect to which stock options may be granted to any individual during any calendar year may not exceed 750,000 shares. The maximum number of SARs or performance units which may be awarded to an employee during any calendar year may not exceed 100,000. The maximum amount of a cash award which may be granted to an employee during any calendar year will not be greater than $900,000. The Common Stock subject to the Incentive Plan will be authorized but unissued shares or previously acquired shares. Pursuant to the Incentive Plan, the number and kind of shares to which awards are subject may be appropriately adjusted in the event of certain changes in capitalization of the Company, including stock dividends and splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, spin-offs, split- ups, combinations or exchanges of shares, and certain distributions, and repurchases, of shares.

Stock Options

   The Plan Committee may grant stock options to eligible individuals in the form of incentive stock options or non-qualified stock options. All incentive stock options are intended to qualify under Section 422 of the Code. The exercise period for any stock option will be determined by the Plan Committee at the time of grant but may not exceed ten years from the date of grant (five years in the case of an incentive stock option granted to a "Ten-Percent Shareholder" as defined in the Incentive Plan). The exercise price per share of the Common Stock covered by a stock option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant (110% in the case of an incentive stock option granted to a Ten-Percent Shareholder). The exercise price is payable, at the Plan Committee's discretion, in cash, in shares of already owned Common Stock held for at least six months, or in any other reasonable consideration that the Plan Committee may deem appropriate. Stock options will be exercisable in installments as determined by the Plan Committee and as set forth in the employee's option agreement. Each option grant may be exercised in whole, at any time, or in part, from time to time, after the grant becomes exercisable. The Plan Committee may, in its discretion and with appropriate restrictions, authorize any non-qualified stock option to be transferable to the employee's spouse, lineal descendants, a trust or other entity exclusively for the benefit of the employee and such persons.

   The Plan Committee determines the terms of the stock options. Unless the Plan Committee determines otherwise, the following treatment of stock options applies upon termination of employment. If any employee's employment terminates by reason of death or disability, any outstanding stock option will vest fully and be exercisable at any time within two years following the date of death or disability for a non-qualified stock option and one year following the date of death or disability for an incentive stock option (but in no event beyond the stated term of the option). Upon an employee's retirement, a stock option will be exercisable at any time prior to the end of the stated term of the stock option or two years following the retirement date in the case of a non-qualified stock option and 90 days after retirement, in the case of an incentive stock option, whichever is the shorter period, but only to the extent the stock option is exercisable at retirement. Upon termination for any reason other than for cause, any previously vested stock option will be exercisable for the lesser of 90 days or the balance of the stock option's stated term unless such 90 day exercise period is extended by the Plan Committee in the terms of a contract or otherwise, but in no event shall the stock option's term exceed the stated term. In the event of termination for cause, all options, whether or not exercisable, will terminate.

Restricted Stock

   Subject to the limitations of the Incentive Plan, the Plan Committee may grant restricted stock to eligible employees. Generally, employees receiving restricted stock are not required to pay the Company for the restricted stock (except for applicable tax withholding). Restricted stock awards are shares of Common Stock that are subject to restrictions on transfer or other incidence of ownership where the restrictions lapse based solely on continued employment with the Company for specified periods or based on the achievement of specified performance standards, in either case, as determined by the Plan Committee. The Plan Committee also will determine all terms and conditions pursuant to which such restrictions will lapse. At the discretion of the Plan Committee, certificates representing shares of restricted stock will be deposited with the Company until the restriction period ends. Grantees of restricted stock will have all the rights of a stockholder with respect to the restricted stock and shall receive dividends thereunder.

   The Plan Committee determines the terms of the restricted stock. Unless the Plan Committee determines otherwise, the following treatment of restricted stock applies upon termination of employment. If an employee's employment terminates by reason of death or disability prior to the expiration of the restriction period applicable to any shares of restricted stock then held by the employee, all restrictions pertaining to such shares immediately lapse. Upon termination for any other reason, all restricted shares are forfeited, provided, however, the Plan Committee may provide by contract with the employee or otherwise that the restrictions on some or all of the shares held by an employee shall lapse upon the employee's retirement or other termination of employment other than for cause.

Performance Units

   The Plan Committee may grant performance units to eligible employees. Each performance unit will specify the performance goals, performance period and the number of performance units granted. The performance period will not be less than six months, or more than five years, as determined by the Plan Committee. Performance goals are those objectives established by the Plan Committee which may be expressed in terms of earnings per share, price of the Common Stock, pre-tax profit, net earnings, return on equity or assets, revenues, any combination of the foregoing, or such other goals as the Plan Committee may determine. Performance goals may relate to the performance of the Company, a subsidiary, a division or other operating unit of the Company. The Plan Committee must establish performance goals within 90 days of the commencement of the applicable fiscal year. Performance goals may be established as a range of goals if the Plan Committee so desires. If the Plan Committee determines that the performance goals have been met, the employee will be entitled to the appropriate payment with respect thereto. At the option of the Plan Committee, payment may be made solely in shares of Common Stock, solely in cash, or a combination of cash and shares of Common Stock. The award of performance units does not create any rights in such employee as a stockholder of the Company.

   Unless the Plan Committee determines otherwise, if the employee's employment terminates by reason of death or disability prior to the expiration of the performance period applicable to any performance unit then held by such employee, all restrictions pertaining to such performance units shall lapse and the employee will be entitled to the full amount of any award of performance units. Unless the Plan Committee determines otherwise, on termination for any other reason, all performance units are terminated.

Stock Appreciation Rights and Stock and Cash Awards

   The Plan Committee may grant SARs to eligible individuals. SARs constitute a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, with the value equal to the appreciation of the shares to which the SAR relates, determined in accordance with the Incentive Plan. The term of each SAR shall be determined by the Plan Committee, but will not exceed ten years from the date of its grant. The Plan Committee will determine all terms and conditions relating to any award of an SAR.

   The Plan Committee may also award stock and cash awards under the Incentive Plan. Stock and cash awards may be subject to terms and conditions, which may vary from time to time and among employees, as the Plan Committee deems appropriate. Each award of stock or cash may provide for a lesser payment in the event of partial fulfillment of performance goals.

Change in Control

   Generally, in the event of a Change in Control (as defined in the Incentive
Plan) of the Company, all outstanding stock options become fully vested and immediately exercisable in their entirety. In addition, upon a Change in Control, all restrictions on restricted stock lapse and outstanding performance units become fully vested and immediately payable.

Amendments and Termination

   The Board may at any time, terminate, and from time to time, may amend or modify the Incentive Plan. Any such action of the Board may be taken without the approval of the Company's stockholders, but only to the extent that such stockholder approval is not required by applicable law or regulation. The Incentive Plan will terminate ten years from its original effective date.

Federal Income Tax Considerations

   The following discussion summarizes the Federal income tax consequence to employees and the Company with respect to awards under the Incentive Plan. The discussion is based upon interpretations of the Code in effect as of March 1, 2000 and regulations promulgated thereunder as of such date.

   Non-Qualified Stock Options

   The granting of non-qualified stock options does not produce taxable income to the recipient or a tax deduction to the Company. Taxable ordinary income will generally be recognized by the optionee at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of such exercise over the aggregate exercise price. The Company will be entitled to a corresponding Federal income tax deduction. Upon a subsequent taxable disposition of the Common Stock, the optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share market value at the time of exercise and the per share selling price. To the extent an optionee pays all or part of the exercise price by tendering shares of Common Stock, (other than shares acquired pursuant to the exercise of any incentive stock option where the holding period has not yet been met) the tax consequences described above apply except that the number of shares received upon such exercise which is equal to the number of shares surrendered in payment of the exercise price will have the same basis and tax holding period as the shares surrendered.

   Incentive Stock Options

   In the case of an incentive stock option, an optionee will not recognize any taxable income at the time of grant and the Company will not be entitled to an income tax deduction. No ordinary income will be recognized by the holder of an incentive stock option at the time of exercise. However, the excess of the fair market value of the Common Stock at the time of exercise over the aggregate exercise price will be an adjustment to alternative minimum taxable income for purposes of the Federal "alternative minimum tax" at the date of exercise.

   If the optionee holds the shares acquired upon exercise of the incentive stock option for the greater of two years after the date the option was granted or one year after the acquisition of the Common Stock, the difference between the aggregate exercise price and the amount realized upon disposition of the Common Stock will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a Federal income tax deduction. If the Common Stock is disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise: (i) the optionee would realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock at the time of exercise or the sales price, whichever is less, over the aggregate exercise price; (ii) the Company would generally be entitled to a deduction for such year in the amount of the ordinary income so realized; and (iii) the optionee would realize capital gain in an amount equal to the difference between (a) the amount realized upon the sale of the Common Stock and (b) the exercise price plus the amount of ordinary income, if any, realized upon the disposition.

   Restricted Stock

   In the absence of an election under Section 83(b) of the Code ("Section 83(b) election"), an employee who receives restricted stock will recognize no income at the time of issuance. When the restriction period expires with respect to shares of restricted stock, an employee will recognize ordinary income equal to the fair market value of the Common Stock as of the date the restrictions expire over the amount paid for such Common Stock (if any). The employee's basis for the Common Stock is equal to the amount included in income on the expiration of the restriction period plus the amount paid (if any), and the holding period begins just after the restriction period ends. Any disposition of the Common Stock will result in a long-term or short-term capital gain or loss (depending upon the time the shares are held after the end of the restriction period). Dividends received by an employee on restricted stock constitute ordinary income in the year received. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by an employee at the time such income is included in the employee's income, and also is entitled to a deduction for dividends paid to the employee on shares of Common Stock which remain subject to restrictions.

   If a Section 83(b) election is made within 30 days of the initial award of restricted stock, the restricted stock is treated, for tax purposes, as though the restriction period did not apply. Thus, the employee must include the excess of the fair market value of the Common Stock (computed without regard to the restrictions) on the date of the issuance over the amount paid for the Common Stock, if any, as ordinary income and the holding period begins just after such award date. The Company is entitled to a corresponding deduction for the grant, but dividends on the restricted stock would not be deductible. Any subsequent disposition of the Common Stock by the employee, other than by forfeiture, would result in capital gain or loss, which would be long-term or short-term depending upon the holding period. No deduction is permitted to a employee who has made the Section 83(b) election and who subsequently forfeits the restricted stock, other than a deduction for the amount (if any) the employee paid for the restricted stock, which is treated as a long-term or short-term capital loss, depending upon the holding period. In such case, the Company would be required to include as ordinary income the amount of the deduction it claimed with respect to the restricted stock.

   Performance Units

   Generally, performance units granted to an employee will be taxable to the employee in the amount of cash and the fair market value of Common Stock received. The Company will be entitled to a deduction for such amount at the time it is includable in the income of the employee.

   Stock Appreciation Rights and Stock and Cash Awards

   No income is recognized by an employee upon the grant of an SAR. Upon exercise of the SAR, the employee will have ordinary income in an amount equal to the cash received plus the fair market value of any Common Stock received. The Company will be entitled to a deduction for such amount at the time it is includable in the income of the employee.

   Upon the payment of a stock or cash award, the fair market value of the Common Stock or the amount of cash received will be ordinary income to the employee. The Company will be entitled to a deduction for such amount at the time it is includable in the income of the employee.

Limitations on Company Deductions

   Under Section 162(m) of the Code, the Company is prohibited from deducting compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company in excess of $1,000,000 per person. However, compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. The Company has structured the Incentive Plan so that compensation for which the Company may claim a deduction in connection with options, performance units, and SARs may be "performance-based compensation" within the meaning of
Section 162(m) of the Code. Awards under the Incentive Plan which are not performance-based include stock awards, cash awards and awards of restricted stock which are not subject to performance restrictions, and therefore, any amounts for which the Company may claim a deduction in connection therewith will be subject to the limitations on deductibility in Section 162(m) of the Code.

   Under certain circumstances, the acceleration of the exercisability of options, the early lapse of restrictions on restricted stock or performance units, or the making of a cash payment in connection with a Change in Control might be deemed to be an "excess parachute payment" for purposes of the golden parachute tax provisions of Sections 280G and 4999 of the Code. To the extent it is so considered, the employee may be subject to a 20% excise tax, and the Company may be denied a tax deduction.

New Plan Benefits

   As described above, the selection of employees who will receive awards under the Incentive Plan, if the amendment and restatement of the Incentive Plan is approved by the stockholders at the Annual Meeting, and the size and type of awards are generally to be determined by the Plan Committee in its discretion.

   The Plan Committee approved, subject to approval of the Incentive Plan by the stockholders at the Annual Meeting, certain option grants and grants of restricted shares to the executive officers. If the Incentive Plan is approved by the stockholders at the Annual Meeting, the number of options and restricted shares to be granted to executive officers will be determined based on attainment of certain performance objectives by executives and will be granted after attainment of the performance objectives. For Debra A. Cafaro, Chief Executive Officer and President, the maximum performance objective is achieved if certain specified events occur, and the threshold performance objective is achieved if she performs competently. For T. Richard Riney as Executive Vice President and General Counsel and John C. Thompson as Vice President Corporate Development, the maximum performance objective is achieved if certain specified events occur and certain specified consolidated EBITDA targets are met. For T. Richard Riney and John C. Thompson, the target performance objective is achieved if certain specified events occur, and the threshold performance objective is achieved if the executive performs competently. The Plan Committee determined to grant to executives after achievement of the performance objectives options (with an exercise price equal to the fair market value at the date of grant) with respect to a number of shares equal to the dollar values under the applicable performance objective level achieved divided by the product of the share price on the date of grant and 15%.

New Plan Benefits Table: Option Awards

                                                              Target  Maximum
                                                   Threshold  Value    Value
                                                   Value for   for      for
                                                    Option    Option   Option
              Executive and Position                Formula  Formula  Formula
              ----------------------               --------- -------- --------
Debra A. Cafaro, Chief Executive Officer and
 President........................................  $75,000  $300,000 $300,000
T. Richard Riney, Executive Vice President and
 General Counsel..................................  $33,250  $ 66,500 $133,000
John C. Thompson, Vice President Corporate
 Development......................................  $19,250  $ 38,500 $ 77,000

   In addition, the Plan Committee determined to grant restricted shares to executives with respect to a number of shares equal to the dollar values under the applicable performance objective level achieved divided by the share price on the date of grant.

New Plan Benefits Table: Restricted Stock Awards

                                                            Target    Maximum
                                               Threshold  Restricted Restricted
                                              Restricted    Stock      Stock
           Executive and Position             Stock Value   Value      Value
           ----------------------             ----------- ---------- ----------
Debra A. Cafaro, Chief Executive Officer and
 President..................................   $280,000   $1,120,000 $1,120,000
T. Richard Riney, Executive Vice President
 and General Counsel........................   $133,000   $  266,000 $  532,000
John C. Thompson, Vice President Corporate
 Development................................   $ 77,000   $  154,000 $  308,000

   In addition, Debra A. Cafaro will be entitled to receive pursuant to the Incentive Plan if approved by the stockholders at the Annual Meeting a bonus for the year 2000 equal to 200% of her base salary if her maximum performance objectives are achieved and 50% of her base salary if her threshold performance objectives are achieved.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCENTIVE PLAN. SHARES OF COMMON STOCK COVERED BY PROXIES EXECUTED AND RECEIVED IN THE ACCOMPANYING FORM WILL BE VOTED IN FAVOR OF THE INCENTIVE PLAN, UNLESS OTHERWISE SPECIFIED ON THE PROXY. Approval of the Incentive Plan requires the affirmative vote of the holders of the majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote.

                                  PROPOSAL 4:

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

   The Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP as the independent accountants of the Company for Fiscal 2000. Ernst & Young will examine the financial statements of the Company for the year 2000. The firm has examined the accounts of the Company since May 1998. If the stockholders do not ratify this appointment, the Board will consider other independent accountants. One or more members of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to questions.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT AS INDEPENDENT ACCOUNTANTS. SHARES OF COMMON STOCK COVERED BY PROXIES EXECUTED AND RECEIVED IN THE ACCOMPANYING FORM WILL BE VOTED IN FAVOR OF RATIFICATION, UNLESS OTHERWISE SPECIFIED ON THE PROXY. Ratification of the appointment as independent accountants requires the affirmative vote of the holders of the majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote.

                             STOCKHOLDER PROPOSALS

   Any stockholder proposal intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company by December 8, 2000 in order to be considered for inclusion in the Company's proxy materials for such meeting.

   According to the Company's bylaws, a stockholder proposal may only be acted upon at an annual meeting of stockholders if the stockholder gives notice to the Company of such proposal in conformity with the requirements of the bylaws (at least 60 but no more than 90 days before such annual meeting); provided, however, that if the Company gives less than 70 days notice or prior public disclosure of the date of the annual meeting, notice by the stockholder must be given to the Company not later than the tenth day following the earlier of the date on which such notice of the meeting was mailed or the date on which such public disclosure was made. The persons appointed as proxies for the 2001 Annual Meeting will have discretionary voting authority with respect to any stockholder proposal which is submitted to the Company otherwise than in conformity with such requirements of the Company's bylaws.

                                 OTHER MATTERS

   The only matters to be considered at the Annual Meeting or any adjournment thereof, so far as known to the Board of Directors, are those set forth in the Notice of Meeting and routine matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy, or their substitutes, to vote the proxy in accordance with their judgment in such matters.

                             ADDITIONAL INFORMATION

   Copies of the exhibits to the Company's Annual Report on Form 10-K will be provided to any requesting stockholder, provided that such stockholder agrees to reimburse the Company for reasonable fees related to providing such exhibits.

                                          By Order of the Board of Directors,

                                          /s/ W. Bruce Lunsford

                                          W. Bruce Lunsford
                                          Chairman of the Board

Louisville, Kentucky
April 18, 2000

                                                                       EXHIBIT A

                                  VENTAS, INC.

                             2000 STOCK OPTION PLAN
                                 FOR DIRECTORS

                                   ARTICLE 1.

                                    Purpose

   The Ventas, Inc. 2000 Stock Option Plan for Directors ("Plan") is an amendment and restatement of the 1997 Stock Option Plan for Non-Employee Directors. The purpose of this Plan is to promote the interests of Ventas, Inc., its subsidiaries and stockholders, by allowing the Company to attract and retain highly qualified directors by permitting them to obtain or increase their proprietary interest in the Company.

                                   ARTICLE 2.

                          Definitions and Construction

   2.1. Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

   (a) "Board" shall mean the Board of Directors of the Company.

   (b) "Cause" shall mean, unless otherwise defined in an Option Agreement, a felony conviction of a Director or the failure of a Director to contest prosecution for a felony, or a Director's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

   (c) "Change in Control" shall mean any of the following events:

     (1) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any Person immediately after which such Person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) ("Beneficial Ownership and/or Beneficially Owned") of 20% or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A Non-Control Acquisition shall mean an acquisition by (i) the Company or any Subsidiary, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);

     (2) The individuals who, as of December 31, 1999, are members of the Board ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened election contest (as described in Rule 14a-11 promulgated under the Exchange Act) ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board ("Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

     (3) Approval by stockholders of the Company of:

       (A) A merger, consolidation or reorganization involving the Company, unless such is a Non-Control Transaction. For purposes of the Plan, the term "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company in which:

         (i) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the voting securities of the corporation resulting from such merger or consolidation or reorganization ("Surviving Corporation") over which any Person has Beneficial Ownership in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

         (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation; and

         (iii) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 20% or more of the then outstanding Voting Securities) has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

       (B) A complete liquidation or dissolution of the Company; or

       (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

     (4) Any other event that the Committee shall determine constitutes an effective Change in Control of the Company.

   Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person ("Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

   (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

   (e) "Committee" shall mean the Committee provided for in Section 5.1.

   (f) "Company" shall mean Ventas, Inc., a Delaware corporation.

   (g) "Disability" shall mean the total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, or, if none, a physical or mental infirmity which the Committee determines impairs the Participant's ability to perform substantially his or her duties for a period of 180 consecutive days.

   (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

   (i) "Fair Market Value" of the Shares shall mean, as of any applicable date, the closing sale price of the Shares on the New York Stock Exchange or any national or regional stock exchange on which the Shares are traded, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the New York Stock Exchange or a national or regional stock exchange, the fair market value of the Shares as of a particular date shall be determined by such method as shall be determined by the Committee.

   (j) "Director" shall mean a member of the Board who is not an employee of the Company or any Subsidiary or who is Chairman of the Board.

   (k) "Option" shall mean an option granted to an Optionee pursuant to the Plan.

   (l) "Option Agreement" shall mean a written agreement between the Company and an Optionee evidencing the granting of an Option and containing terms and conditions concerning the exercise of the Option.

   (m) "Optionee" shall mean a Director who has been granted an Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option upon the death of the Optionee.

   (n) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

   (o) "Plan" shall mean this Ventas, Inc. 2000 Stock Option Plan for Directors, as the same may be amended from time to time.

   (p) "Shares" shall mean the shares of the Company's common stock, par value $.25 per share.

   (q) "Subsidiary" shall mean, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities or equity interest is owned directly or indirectly by such company.

   2.2. Gender and Number. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

   2.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                   ARTICLE 3.

                           Shares Subject to the Plan

   The stock to be offered under the Plan shall be the Shares, which Shares may be unissued Shares or treasury Shares. Subject to the adjustments provided for in Section 6, the aggregate number of Shares to be delivered upon exercise of all Options granted under the Plan shall not exceed 200,000 Shares. Shares subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full shall be deemed available for Options to be granted thereafter during the term of the Plan.

                                   ARTICLE 4.

                        Terms and Conditions of Options

   4.1. Non-Discretionary Grants. On January 1 of each year during the term of the Plan, each Director (i) who is elected a director at the preceding annual meeting of shareholders or who has been appointed a director by the Board during the preceding year and (ii) who is acting as a director on January 1, shall receive a grant of an Option for 5,000 Shares. On the initial election by the shareholders of a Director to the Board who is not and has not been a member of the Board, or if earlier, on the initial appointment by the Board of a Director, such Director shall receive a grant of an Option for 10,000 Shares. Such Options shall have the following terms and conditions:

   (a) The exercise price of the Option shall be equal to 100% of the Fair Market Value of the Shares on the date the Option is granted.

   (b) The term of the Option shall be ten years from the date of grant unless sooner terminated as provided herein.

   (c) The Option shall be exercisable in two equal annual installments, with the first installment becoming exercisable on the date of grant of the Option and the second installment becoming exercisable on the first anniversary of the date of grant of the Option. Notwithstanding the provisions of this Section 4.1, upon a Change in Control or the retirement of the director, the Optionee shall have the right to exercise the Option in full as to all Shares subject to the Option.

   4.2. Termination of Option.

   (a) If the Optionee ceases to be a director of the Company for any reason other than death, Disability, retirement or removal for Cause, the Option shall terminate three months after the Optionee ceases to be a director of the Company (unless the Optionee dies during such period), or on the Option's expiration date, if earlier, and shall be exercisable during such period after the Optionee ceases to be a director of the Company only with respect to the number of Shares which the Optionee was entitled to purchase on the day preceding the day on which the Optionee ceased to be a director.

   (b) If the Optionee ceases to be a director of the Company because of removal for Cause, the Option shall terminate on the date of the Optionee's removal.

   (c) In the event of the Optionee's death, Disability or retirement while a director of the Company, or the Optionee's death within three months after the Optionee ceases to be a director (other than by reason of removal for Cause), the Option shall terminate upon the earlier to occur of (A) 12 months after the date of the Optionee's death, Disability or retirement, or (B) the Option's expiration date. The Option shall be exercisable during such period after the Optionee's death or Disability with respect to the number of Shares as to which the Option shall have been exercisable on the date preceding the Optionee's death or Disability, as the case may be. In the event of the retirement of the director, the Option shall be fully exercisable during such period.

   4.3. Restrictions on Transferability of Option. The Option shall not be transferable by the Optionee otherwise than by bequest or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee; provided, however, that the Optionee may, subject to any restrictions under Section 16(b) of the Exchange Act, transfer the Options to
(i) the Optionee's spouse or lineal descendants ("Immediate Family Members"),
(ii) trusts for the exclusive benefit of such Optionee and/or his Immediate Family Members, or (iii) a partnership or limited liability company in which such Optionee and/or his Immediate Family Members are the only partners or members, as applicable; provided that (a) there may be no consideration for any such transfer (other than interests in such partnership or limited liability company) and (b) subsequent transfers of any transferred Option shall be prohibited other than by bequest or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan (excluding Section 4.2) the term "Optionee" shall be deemed to refer to the transferee. Notwithstanding the above, the provisions of Section 4.2 concerning the termination of an Option shall continue to be applied with respect to the original Optionee. Any transferred Option shall be exercisable by the transferee only to the extent, and for the periods, specified in the Option Agreement.

   4.4. Payment of Exercise Price. The exercise price shall be paid in cash at the time of exercise, except that in lieu of all or part of the cash, the Optionee may tender to the Company Shares already owned by the Optionee having a Fair Market Value equal to the exercise price, less any cash paid. Any Company Shares tendered pursuant to this provision must have been held by the Optionee for at least six months prior to exercise. The Fair Market Value of such tendered Shares shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised.

   4.5. Option Agreement. Each Option shall be evidenced by an Option Agreement which shall set forth the number of Shares for which the Option was granted, the provisions set forth in this Article 4 relating to the Option and such other terms and conditions consistent with the Plan.

                                   ARTICLE 5.

                                 Administration

   5.1. The Committee. The Plan is designed to operate automatically and not require any significant administration. To the extent administration is required, the Plan shall be administered by a Committee appointed by the Board which shall include two or more directors of the Company or the entire Board. The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final. To the extent permitted by law, the Committee may delegate its authority hereunder.

   5.2. Section 16 Compliance. It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder to the extent deemed appropriate by the Committee. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with
Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void to the extent deemed appropriate by the Committee, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act to the extent deemed appropriate by the Committee.

                                   ARTICLE 6.

                   Adjustments Upon Change in Capitalization

   Notwithstanding the limitations set forth in Article 3, in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of the Company affecting the Shares, the Committee shall make an appropriate and equitable adjustment in the maximum number of Shares available under the Plan or to any one individual and in the number, kind and exercise price of Shares subject to Options granted under the Plan to prevent dilution or enlargement of the rights of Directors under the Plan and outstanding Options. The consummation of the transactions contemplated by the spinoff of Vencor Healthcare, Inc. and the distribution of shares of Vencor Healthcare, Inc. to the shareholders of the Company shall not result in an Optionee's termination of employment under the Plan until such Optionee terminates employment from Vencor Healthcare, Inc.

                                   ARTICLE 7.

                         Amendments and Discontinuance

   7.1. In General. Except as provided in Section 7.2, the Board may discontinue, amend, modify or terminate the Plan at any time.

   7.2. Section 16(b) Compliance. To the extent required to meet the requirements of any national securities exchange or system on which the Shares are then listed or reported or a regulatory body having jurisdiction with respect thereto, without the approval of the stockholders of the Company, no amendment, modification or termination may:

     (a) materially increase the benefits accruing to Directors under the Plan;

     (b) increase the total number of Shares which may be issued under the Plan, except as provided in Article 6; or

     (c) materially modify the eligibility requirements to receive an Option under the Plan.

   7.3. No Effect on Outstanding Options. Any Option which is outstanding under the Plan at the time of the Plan's amendment or termination shall remain in effect in accordance with its terms and conditions and those of the Plan as in effect when the Option was granted.

                                   ARTICLE 8.

                          Merger, Consolidation, Etc.

   8.1. Conversion on Certain Mergers. In the event the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation issues shares of its stock to the Company's stockholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt the Plan. Following such adoption, the Optionee shall, at no additional cost (other than the exercise price), be entitled to receive upon the exercise of an Option, in lieu of the number of Shares to which such Option is then exercisable, the number and class of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the merger, consolidation or acquisition if immediately prior thereto the Optionee had been the holder of record of a number of Shares equal to the number of Shares as to which the Option shall then be exercisable.

   8.2. No Conversion on Other Mergers. In the event that the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation does not issue shares of its stock to the Company's stockholders in connection with the merger, consolidation or acquisition, then, notwithstanding any other provision of the Plan to the contrary, no Option may be exercised after the effective date of the merger, consolidation or acquisition.

                                   ARTICLE 9.

                   Effective Date and Termination of the Plan

   9.1. Effective Date. The amendment and restatement of the Plan shall become effective February 24, 2000. All Options granted hereunder which could not have been granted under the Plan prior to its amendment and restatement shall be null and void unless within 12 months from the date of the adoption of the amendment and restatement of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Shares present or represented and entitled to vote on the Plan at a stockholders' meeting.

   9.2. Termination Date. The Plan shall terminate on the earliest to occur of
(i) the date when all of the Shares available under the Plan shall have been acquired through the exercise of Options granted under the Plan; (ii) 10 years after the date of adoption of the 1997 Stock Option Plan for Non-Employee Directors by the Board; or (iii) such earlier date as the Board may determine.

                                  ARTICLE 10.

                             No Right to Reelection

   Neither the Plan, nor any action taken under the Plan, shall be construed as conferring upon a Director any right to continue as a director of the Company, to be renominated by the Board or reelected by the stockholders of the Company.

                                  ARTICLE 11.

                                Indemnification

   No member of the Board or the Committee, nor any officer or employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

                                  ARTICLE 12.

                                 Governing Law

   The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Delaware without regard to its conflict of laws rules.

                                                                       EXHIBIT B

                                  VENTAS, INC.

                        2000 INCENTIVE COMPENSATION PLAN

                                   ARTICLE 1.

                                    Purpose

   This Ventas, Inc. 2000 Incentive Compensation Plan ("Plan") is an amendment and restatement of the 1997 Incentive Compensation Plan. The purpose of this Plan is to advance the interest of Ventas, Inc., a Delaware corporation ("Company"), its subsidiaries and its stockholders by encouraging employees who will largely be responsible for the long-term success and development of the Company. The Plan is also intended to provide flexibility to the Company in attracting, retaining and motivating employees and promoting their efforts on behalf of the Company.

                                   ARTICLE 2.

                          Definitions and Construction

   2.1. Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

   (a) "Award" shall mean, individually or collectively, a grant under the Plan of Options, Restricted Stock, SARs, Performance Units, stock awards and cash awards.

   (b) "Board" shall mean the Board of Directors of the Company.

   (c) "Cause" shall mean, unless otherwise defined in an agreement evidencing an Award, a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

   (d) A "Change in Control" shall mean any of the following events:

     (1) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any Person immediately after which such Person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) ("Beneficial Ownership and/or Beneficially Owned") of 20% or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A Non-Control Acquisition shall mean an acquisition by (i) the Company or any Subsidiary, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);

     (2) The individuals who, as of December 31, 1999, are members of the Board ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened election contest (as described in Rule 14a-11 promulgated under the

  Exchange Act) ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board ("Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

     (3) Approval by stockholders of the Company of:

       (A) A merger, consolidation or reorganization involving the Company, unless such is a Non-Control Transaction. For purposes of the Plan, the term "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company in which:

         (i) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the voting securities of the corporation resulting from such merger or consolidation or reorganization ("Surviving Corporation") over which any Person has Beneficial Ownership in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

         (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation; and

         (iii) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 20% or more of the then outstanding Voting Securities) has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

       (B) complete liquidation or dissolution of the Company; or

       (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

     (4) Any other event that the Committee shall determine constitutes an effective Change in Control of the Company.

   Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person ("Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

   (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

   (f) "Committee" shall mean the committee described in Section 3.1.

   (g) "Disability" shall mean the total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, or, if none, a physical or mental infirmity which the Committee determines impairs the Participant's ability to perform substantially his or her duties for a period of 180 consecutive days.

   (h) "Employee" shall mean an individual who is a full-time employee of the Company, a Subsidiary or a partnership or limited liability company in which the Company or its Subsidiaries own a majority interest.

   (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

   (j) "Fair Market Value" of the Shares shall mean, as of any applicable date, the closing sale price of the Shares on the New York Stock Exchange or any national or regional stock exchange on which the Shares are traded, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the New York Stock Exchange or a national or regional stock exchange, the fair market value of the Shares as of a particular date shall be determined by such method as shall be determined by the Committee.

   (k) "ISOs" shall have the meaning given such term in Section 6.1.

   (l) "NQSOs" shall have the meaning given such term in Section 6.1.

   (m) "Option" shall mean an option to purchase Shares granted pursuant to
Article 6.

   (n) "Option Agreement" shall mean an agreement evidencing the grant of an Option as described in Section 6.2.

   (o) "Option Exercise Price" shall mean the purchase price per Share subject to an Option, which shall not be less than the Fair Market Value of the Share on the date of grant (110% of Fair Market Value in the case of an ISO granted to a Ten Percent Shareholder).

   (p) "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.

   (q) "Performance Goals" shall have the meaning given such term in Section
8.4.

   (r) "Performance Period" shall have the meaning given such term in Section
8.3.

   (s) "Performance Unit" shall mean the right to receive a payment from the Company upon the achievement of specified Performance Goals as set forth in a Performance Unit Agreement.

   (t) "Performance Unit Agreement" shall mean an agreement evidencing a Performance Unit Award, as described in Section 8.2.

   (u) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

   (v) "Plan" shall mean this Ventas, Inc. 2000 Incentive Compensation Plan as the same may be amended from time to time.

   (w) "Restriction Period" shall mean the period determined by the Committee during which the transfer of Shares is limited in some way or Shares are otherwise restricted or subject to forfeiture as provided in Article 7.

   (x) "Restricted Stock" shall mean Shares granted pursuant to Article 7 as to which the restrictions have not expired.

   (y) "Restricted Stock Agreement" shall mean an agreement evidencing a Restricted Stock Award, as described in Section 7.2.

   (z) "Retirement" shall mean retirement by a Participant in accordance with the terms of the Company's retirement or pension plans.

   (aa) "Shares" shall mean the shares of the Company's common stock, par value $.25 per share.

   (bb) "Subsidiary" shall mean, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities, or equity interest is owned directly or indirectly by such company.

   (cc) "Ten Percent Shareholder" shall mean an Employee who, at the time an ISO is granted, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

   2.2. Gender and Number. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

   2.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                   ARTICLE 3.

                                 Administration

   3.1. The Committee. The Plan shall be administered by a Committee appointed by the Board consisting of two or more directors of the Company or the entire Board of the Company. To the extent deemed appropriate by the Board, members of the Committee shall be "outside directors" within the meaning of Section 162(m) of the Code (or any successor provision thereto). The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

   3.2. Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority to:

   (a) select Participants to whom Awards are granted;

   (b) determine the size, types and frequency of Awards granted under the Plan;

   (c) determine the terms and conditions of Awards, including any restrictions or conditions to the Award, which need not be identical;

   (d) accelerate the exercisability of any Award, for any reason;

   (e) construe and interpret the Plan and any agreement or instrument entered into under the Plan; and

   (f) establish, amend and rescind rules and regulations for the Plan's administration.

   The Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may delegate its authority as identified hereunder; provided, however, that such delegation is permitted by law. The Committee (or the Board, in the absence of any such Committee) shall have the discretion to determine for purposes of the Plan whether any participant in the Plan (i) is or remains (or is not or does not remain) a full-time employee of the Company, and (ii) shall have incurred (or shall not have incurred) a termination of employment.

   3.3. Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding upon all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

   3.4. Section 16 Compliance; Bifurcation of Plan. It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder to the extent deemed appropriate by the Committee. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void to the extent deemed appropriate by the Committee, and the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act to the extent deemed appropriate by the Committee. Notwithstanding anything in the Plan to the contrary, the Board or the Committee, in its discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

                                   ARTICLE 4.

                        Shares Available Under the Plan

   4.1. Number of Shares. Subject to adjustment as provided in Section 4.2, the number of Shares reserved for issuance upon the exercise of Awards and the payment of benefits in connection with Awards is 5,620,000 Shares. Any Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. If and to the extent an Award shall expire or terminate for any reason without having been exercised in full (including a cancellation and regrant of an Option), or shall be forfeited, the Shares (including Restricted Stock) associated with such Awards shall again become available for Awards under the Plan.

   4.2. Adjustments in Authorized Shares and Outstanding Awards. In the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures, or other change in the corporate structure of the Company affecting the Shares, the Committee may substitute or adjust the total number and class of Shares or other stock or securities which may be issued under the Plan, and the number, class and/or price of Shares subject to outstanding Awards, as it determines to be appropriate and equitable to prevent dilution or enlargement of the rights of Participants and to preserve, without exceeding, the value of any outstanding Awards; and further provided, that the number of Shares subject to any Award shall always be a whole number. In the case of ISOs, such adjustments shall be made in such a manner so as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code. The consummation of the transactions contemplated by the spinoff of Vencor Healthcare, Inc. and the distribution of shares of Vencor Healthcare, Inc. to the shareholders of the Company shall not result in a Participant's termination of employment under the Plan until such Participant terminates employment from Vencor Healthcare, Inc.

                                   ARTICLE 5.

                         Eligibility and Participation

   All Employees are eligible to receive Awards under the Plan. In selecting Employees to receive Awards under the Plan, as well as in determining the number of Shares subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan, including the duties of the Employees, their present and potential contribution to the success of the Company and their anticipated number of years of active service as employees.

                                   ARTICLE 6.

                                 Stock Options

   6.1. Grant of Options. Subject to the terms and provisions of the Plan, the Committee may grant Options to Participants at any time and from time to time, in the form of options which are intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("ISOs"), Options which are not intended to so qualify ("NQSOs") or a combination thereof. All ISOs must be granted within ten years from the date on which the Plan was adopted by the Board, and may only be granted to employees of the Company or any subsidiary corporation (within the meaning of Section 424(f)). The maximum number of Shares with respect to which Options may be granted to any Participant during any calendar year shall be 750,000, subject to adjustment as provided in
Section 4.2.

   6.2. Option Agreement. Each Option shall be evidenced by an Option Agreement that shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option relates and such other provisions as the Committee may determine or which are required by the Plan. The Option Agreement shall also specify whether the Option is intended to be an ISO or a NQSO and shall include such provisions applicable to the particular type of Option granted.

   6.3. Duration of Options. Each Option shall expire at such time as is determined by the Committee at the time of grant; provided, however, that no Option shall be exercised later than the tenth anniversary of its grant (fifth anniversary in the case of an ISO granted to a Ten Percent Shareholder).

   6.4. Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve at the time of grant, which need not be the same for each grant or for each Participant. The Committee may accelerate the exercisability of any Option. Options shall be exercised, in whole or in part, by delivery to the Company of a written notice of exercise, setting forth the number of Shares with respect to which the Option is to be exercised and accompanied by full payment of the Option Exercise Price and all applicable withholding taxes.

   6.5. Payment of Option Exercise Price. The Option Exercise Price for Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise either (a) in cash in the form of currency or other cash equivalent acceptable to the Company, (b) by tendering Shares (by either actual delivery or by attestation) having a Fair Market Value (determined as of the close of the business day immediately preceding the day on which the Option is exercised) equal to the Option Exercise Price (provided such Shares have been held by the Participant for at least six months prior to their tender), (c) any other reasonable consideration that the Committee may deem appropriate or (d) by a combination of the forms of consideration described in (a), (b) and (c) of this Section 6.5. The Committee may permit the cashless exercise of Options as described in Regulation T promulgated by the Federal Reserve Board, subject to applicable securities law restrictions and assuming the cashless exercise is completed in a transaction independent of the Company and appropriately structured to avoid any adverse accounting consequences to the Company, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

   6.6. Vesting Upon Change in Control. Upon a Change in Control, any then outstanding Options held by Participants shall become fully vested and immediately exercisable.

   6.7. Termination of Employment. The Committee determines the treatment of Options upon termination of employment of a Participant. Unless the Committee determines otherwise, the treatment of Options upon termination of employment of a Participant shall be as set forth in this Section 6.7. If the employment of a Participant is terminated for Cause, all then outstanding Options of such Participant, whether or not exercisable, shall terminate immediately. Unless the Committee determines otherwise, if the employment of a Participant is terminated for any reason other than for Cause, death, Disability or Retirement, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by such Participant or such Participant's personal representative at any time prior to the expiration date of the Options or within 90 days after the date of such termination of employment, whichever is earlier. In the event of the Retirement of a Participant, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by the Participant (a) in the case of NQSOs, within two years after the date of Retirement and (b) in the case of ISOs, within 90 days after Retirement; provided, however, that no such Options may be exercised on a date subsequent to their expiration. In the event of the death or Disability of a Participant while employed by the Company or a Subsidiary, all then outstanding Options of such Participant shall become fully vested and immediately exercisable, and may be exercised at any time (a) in the case of NQSOs, within two years after the date of death or determination of Disability and (b) in the case of ISOs, within one year after the date of death or determination of Disability; provided, however, that no such Options may be exercised on a date subsequent to their expiration. In the event of the death of a Participant, the Option may be exercised by the person or persons to whom rights pass by will or by the laws of descent and distribution, or if appropriate, the legal representative of the deceased Participant's estate. In the event of the Disability of a Participant, Options may be exercised by the Participant, or if such Participant is incapable of exercising the Options, by such Participant's legal representative.

   6.8. Transferable Options. The Committee may, in its discretion by appropriate provision in the Participant's Option Agreement, authorize all or a portion of any NQSOs to be granted to a Participant be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Participant and/or his Immediate Family Members, or
(iii) a partnership or limited liability company in which such Participant and/or his Immediate Family Members are the only partners or members, as applicable; provided that (a) there may be no consideration for any such transfer (other than interests in such partnership or limited liability company), (b) the Option Agreement must expressly provide for transferability in a manner consistent with the Section and (c) subsequent transfers of transferable NQSOs shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such NQSOs shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Article 6 (excluding Section 6.7) the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment as set forth in Section 6.7 shall continue to be applied with respect to the original Participant. Any transferred NQSOs shall be exercisable by the transferee only to the extent, and for the periods, specified in the Option Agreement.

   6.9. Certificate Legend. For any Shares issued upon exercise of an ISO, the Company may legend such Shares as it deems appropriate.

   6.10. Committee Determination of Option Terms. Notwithstanding anything to the contrary in Section 6.4 or Section 6.7, the Committee determines the period of time the Option is exercisable (provided that no Option shall be exercised later than the tenth anniversary of its grant) and to the extent that the Option Agreement provides for exercisability of the Option during a period when
Section 6.4 or Section 6.7 would not otherwise permit exercise of the Option, the Option Agreement shall control as to such exercisability.

                                   ARTICLE 7.

                                Restricted Stock

   7.1. Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee may grant shares of Restricted Stock to Participants at any time and from time to time and upon such terms and conditions as it may determine.

   7.2. Restricted Stock Agreement. Each grant of Restricted Stock shall be evidenced by a Restricted Stock Agreement which shall specify the Restriction Period, the number of shares of Restricted Stock granted and such other provisions as the Committee may determine and which are required by the Plan.

   7.3. Non-Transferability of Restricted Stock. Except as provided in this
Article 7, shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Restriction Period as specified in the Restricted Stock Agreement, or upon earlier satisfaction of any other conditions determined at the time of grant specified in the Restricted Stock Agreement.

   7.4. Other Restrictions. The Committee may impose such other restrictions on any shares of Restricted Stock as it may deem advisable, including, without limitation, restrictions based upon the achievement of Performance Goals, years of service and/or restrictions under applicable Federal or state securities laws. The Committee may provide that any share of Restricted Stock shall be held (together with a stock power executed in blank by the Participant) in custody by the Company until any or all restrictions thereon shall have lapsed.

   7.5. Reacquisition of Restricted Stock. Committee shall determine and set forth in a Participant's Restricted Stock Agreement such events upon which a Participant's shares of Restricted Stock shall be reacquired by the Company, which may include, without limitation, the termination of a Participant's employment during the Restriction Period or the nonachievement of Performance Goals. Any such forfeited shares of Restricted Stock held by a Participant which are to be reacquired by the Company shall be immediately returned to the Company by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock.

   7.6. Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4, each certificate representing shares of Restricted Stock shall bear the following legend:

  "The sale or other transfer of the shares represented by this Certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the Ventas, Inc. 2000 Incentive Compensation Plan, and in the related Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Ventas, Inc."

   7.7. Lapse of Restrictions Generally. Except as otherwise provided in this
Article 7, shares of Restricted Stock shall be delivered to the Participant and no longer subject to reacquisition after the last day of the Restriction Period; provided, however, that if the restriction relates to the achievement of a Performance Goal, the Restriction Period shall not end until the Committee has certified in writing that the Performance Goal has been met. Once the shares of Restricted Stock are released from their restrictions, the Participant shall be entitled to have the legend required by Section 7.6 removed from the Participant's share certificate, which certificate shall thereafter represent Shares free from any and all restrictions under the Plan.

   7.8. Lapse of Restrictions Upon Change in Control. Upon a Change in Control, any restrictions and other conditions pertaining to then outstanding shares of Restricted Stock held by Participants, including, but not limited to, vesting requirements, shall lapse and such Shares shall thereafter be immediately free from any and all restrictions under the Plan.

   7.9. Voting Rights; Dividends and Other Distributions. During the Restriction Period, Participants holding shares of Restricted Stock may exercise full voting rights, and shall be entitled to receive all dividends and other distributions paid, with respect to such Restricted Stock. If any dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid.

   7.10. Termination of Employment. Unless the Committee determines otherwise, if the employment of a Participant is terminated for any reason other than death or Disability prior to the expiration of the Restriction Period applicable to any shares of Restricted Stock then held by the Participant, such Shares shall thereupon be immediately reacquired by and returned to the Company, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock. Unless the Committee determines otherwise, if the employment of a Participant is terminated as a result of death or Disability prior to the expiration of the Restriction Period applicable to any Shares of Restricted Stock then held by the Participant, any restrictions and other conditions pertaining to such Shares then held by the Participant, including, but not limited to, vesting requirements, shall immediately lapse and such Shares shall thereafter be immediately transferable and nonforfeitable. Notwithstanding anything in the Plan to the contrary, except in the case of Restricted Stock for which a Performance Goal must be achieved, the Committee may determine, in its sole discretion, in the case of any termination of a Participant's employment other than for Cause, that the restrictions on some or all of the shares of Restricted Stock awarded to a Participant shall immediately lapse and such Shares shall thereafter be immediately transferable and nonforfeitable.

                                   ARTICLE 8.

                               Performance Units

   8.1. Grant of Performance Units. The Committee may, from time to time and upon such terms and conditions as it may determine, grant Performance Units which will become payable to a Participant upon certification in writing by the Committee that the Performance Goals related thereto have been achieved. The maximum number of Performance Units which may be awarded to a Participant during any calendar year shall be 100,000 units, subject to adjustment as provided in Section 4.2. If the Performance Goals are achieved in full, and the Participant remains employed with the Company as of the end of the relevant Performance Period, the Participant will be allocated Shares equal to the number of Performance Units initially awarded to the Participant for the relevant Performance Period. Each award of Performance Units may provide for the allocation of fewer Performance Units in the event of partial fulfillment of Performance Goals.

   8.2. Performance Unit Agreement. Each Performance Unit grant shall be evidenced by a Performance Unit Agreement that shall specify the Performance Goals, the Performance Period and the number of Performance Units to which it pertains.

   8.3. Performance Period. The period of performance ("Performance Period") with respect to each Performance Unit shall be such period of time, which shall not be less than six months, nor more than five years, as determined by the Committee, for the measurement of the extent to which Performance Goals are attained.

   8.4. Performance Goals. The goals ("Performance Goals") that are to be achieved with respect to each Performance Unit, (or Restricted Stock, stock award or cash award subject to a requirement that Performance Goals be achieved), shall be those objectives established by the Committee as it deems appropriate, and which may be expressed in terms of (a) earnings per Share, (b) Share price, (c) pre-tax profit, (d) net earnings, (e) return on equity or assets, (f) revenues, (g) any combination of the foregoing, or (h) such other goals as the Committee may determine. Performance Goals may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary, a division or other operating unit of the Company. Performance Goals may be absolute or relative and may be expressed in terms of a progression within a specified range. The Committee shall establish Performance Goals applicable to a particular fiscal year within 90 days of the commencement of such fiscal year, provided that the outcome of the Performance Goal is substantially uncertain at the time of its adoption. To the extent deemed appropriate by the Committee, the Performance Goals with respect to a Performance Period shall be established by the Committee in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, as applicable. The Committee shall determine the target levels of performance that must be achieved with respect to each criteria that is identified in a Performance Goal in order for a Performance Goal to be treated as attained in whole or in part. In the event that the Performance Goals are based on more than one business criteria, the Committee may determine to make a grant of an Award upon attainment of the Performance Goal relating to any one or more of such criteria.

   8.5. Termination of Employment. Unless the Committee determines otherwise, if the employment of a Participant shall terminate prior to the expiration of the Performance Period for any reason other than for death or Disability, the Performance Units then held by the Participant shall terminate. Unless the Committee determines otherwise, in the case of termination of employment by reason of death or Disability of a

Participant prior to the expiration of the Performance Period, then all Performance Units which are potentially available under an outstanding Award and which have not been issued shall be fully vested in, paid and issued to Participant or, in the case of Participant's death, shall be vested in, paid and issued to Participant's estate, as of the date of the Participant's death.

   8.6. Payment Upon Change In Control. Upon a Change in Control, any and all outstanding Performance Units which are potentially available under any outstanding Award shall become fully vested and immediately payable.

   8.7. Payment of Performance Units. Subject to such terms and conditions as the Committee may impose, and unless otherwise provided in the Performance Unit Agreement, Performance Units shall be payable within 90 days following the end of the Performance Period during which the Participant attained at least the minimum acceptable level of achievement under the Performance Goals, or 90 days following a Change in Control, as applicable. The Committee, in its discretion, may determine at the time of payment required in connection with a Performance Unit whether such payment shall be made (a) solely in cash, (b) solely in Shares (valued at the Fair Market Value of the Shares on the date of payment) or (c) a combination of cash and Shares; provided, however, that if a Performance Unit becomes payable upon a Change in Control, the Performance Unit shall be paid solely in cash.

   8.8. Designation of Beneficiary. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the right to receive payments under a Performance Unit is to be paid in case of the Participant's death before receiving any or all such payment. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

   8.9. No Rights as Stockholder. The award of Performance Units to a Participant shall not create any rights in such Participant as a stockholder of the Company, until the payment of any Shares associated with such Performance Units.

                                   ARTICLE 9.

                           Stock Appreciation Rights

   9.1. Grant of Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of Shares, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
Section 9.5. An SAR may be granted (a) with respect to any Option granted under the Plan, either concurrently with the grant of such Option or at such later time as determined by the Committee (as to all or any portion of the Shares subject to the Option) or (b) alone, without reference to any Option.

   9.2. Number of SARs. Each SAR granted to any Participant shall relate to such number of Shares as the Committee shall determine, subject to adjustment as provided in Section 4.2. If an SAR is granted in conjunction with an Option, the number of Shares to which the SAR pertains shall be reduced by the same number for which the holder of the Option exercises the related Option. The maximum number of SARs which may be granted to any Participant during any calendar year shall be 100,000, subject to adjustment as provided in Section 4.2.

   9.3. Duration. Subject to early termination as herein provided, the term of each SAR shall be as determined by the Committee, but shall not exceed ten years from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the Option, if any, to which it relates is exercisable. The Committee may, in its discretion, accelerate the exercisability of any SAR.

   9.4. Exercise. A holder may exercise an SAR, in whole or in part, by giving written notice to the Company, specifying the number of SARs which such Participant wishes to exercise. Upon receipt of such written notice, the Company shall deliver, within 90 days thereafter, to the exercising holder, certificates for the Shares or cash or both as determined by the Committee, to which the Participant is entitled pursuant to Section 9.5.

   9.5. Payment.

   (a) Number of Shares. Subject to the right of the Committee to deliver cash in lieu of Shares (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the Exchange Act and regulations adopted thereunder), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing (i) the number of Shares to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the date of exercise exceeds (x) in the case of an SAR related to an Option, the Option Exercise Price of the Shares under the Option or (y) in the case of an SAR granted alone without reference to a related Option, an amount that the Committee determined at the time of grant to be the Fair Market Value of a Share, subject to adjustment as provided in Section 4.2) by (ii) the Fair Market Value of a Share on the exercise date.

   (b) Cash. In lieu of issuing Shares upon the exercise of an SAR, the Committee may elect, in its sole discretion, to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole Share at its Fair Market Value on the date of exercise.

   9.6. SAR Agreement. Each SAR shall be evidenced by an SAR Agreement that shall further specify the terms and conditions of such Award. Any terms and conditions of the Award shall be consistent with the terms of the Plan.

                                  ARTICLE 10.

                             Stock and Cash Awards

   A stock award consists of the transfer by the Company to a Participant of Shares, without other payment therefor, as additional compensation for services to the Company. A cash award consists of a monetary payment made by the Company to a Participant as additional compensation for services to the Company. The Committee shall determine, in its sole discretion, the amount of any stock or cash award. Stock and cash awards may be subject to the terms and conditions, which may vary from time to time and among Participants, as the Committee deems appropriate. The maximum amount of a cash award which may be granted to a Participant during any calendar year under the Plan shall not be greater than $900,000. Payment of a stock or cash award will normally depend on meeting Performance Goals. Each award of stock or cash may provide for lesser payment in the event of partial fulfillment of Performance Goals.

                                  ARTICLE 11.

                    Amendment, Modification and Termination

   11.1. Effective Date. The Plan as amended and restated became effective as of February 24, 2000. The amendment and restatement of the Plan shall be rescinded and all Options, Shares of Restricted Stock, SARs, Performance Units and other Awards granted hereunder relying on the increase in the number of Shares set forth in Section 4.2 or the increase in the maximum cash award shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Shares present or represented and entitled to vote on the Plan at a stockholders' meeting.

   11.2. Termination Date. The Plan shall terminate on the earliest to occur of
(a) the tenth anniversary of the adoption of the 1997 Incentive Compensation Plan by the Board, (b) the date when all Shares available under the Plan shall have been acquired pursuant to the exercise of Awards and the payment of all benefits in connection with Performance Unit Awards has been made or (c) such other date as the Board may determine in accordance with Section 11.3.

   11.3. Amendment, Modification and Termination. The Board may, at any time, amend, modify or terminate the Plan. Without the approval of the stockholders of the Company (as may be required by the Code, Section 16 of the Exchange Act and the rules promulgated thereunder, any national securities exchange or system on which the Shares are then listed or reported or a regulatory body having jurisdiction with respect hereto), however, no such amendment, modification or termination may:

     (a) materially increase the benefits accruing to Participants under the Plan;

     (b) increase the total amount of Shares which may be issued under the Plan, except as provided in Section 4.2; or

     (c) materially modify the class of Employees eligible to participate in the Plan.

   11.4. Awards Previously Granted. No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Award without the written consent of the Participant holding such Award.

                                  ARTICLE 12.

                              Non-Transferability

   Except as expressly provided in the Plan, a Participant's rights under the Plan may not be assigned, pledged or otherwise transferred other than by will or the laws of descent and distribution, except that upon a Participant's death, the Participant's rights to payment pursuant to a Performance Unit may be transferred to a beneficiary designated in accordance with Section 8.8. Except as expressly provided in the Plan, during a Participant's lifetime, an Award may be exercised only by such Participant.

                                  ARTICLE 13.

                        No Granting of Employment Rights

   Neither the Plan, nor any action taken under the Plan, shall be construed as giving any Employee the right to become a Participant, nor shall an Award under the Plan be construed as giving a Participant any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, whether by dismissal, discharge or otherwise, a Participant's employment at any time, with or without Cause, except as may otherwise be provided by any written agreement between the Company and the Participant.

                                  ARTICLE 14.

                                  Withholding

   14.1. Tax Withholding. A Participant shall remit to the Company an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA and Medicare obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.

   14.2. Share Withholding. If the Company has a withholding obligation upon the issuance of Shares under the Plan, a Participant may, subject to the discretion of the Committee, elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the withholding tax is to be determined equal only to the minimum amount required to be withheld under applicable law. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Section 14.2 or impose such other restrictions or limitations on such elections as may be necessary to ensure that such elections will be exempt transactions under Section 16(b) of the Exchange Act.

                                  ARTICLE 15.

                                Indemnification

   No member of the Board or the Committee, nor any officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

                                  ARTICLE 16.

                                   Successors

   All obligations of the Company with respect to Awards granted under the Plan shall be binding on any successor to the Company, whether the existence of such successor is a result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                  ARTICLE 17.

                                 Governing Law

   To the extent not preempted by Federal law, the Plan, and all agreements under the Plan, shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules. Furthermore, the Plan and all Option Agreements relating to ISOs shall be interpreted to the extent deemed appropriate by the Committee so as to qualify as incentive stock options under the Code.

VENTAS, INC
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS ON
MAY 23, 2000

     The undersigned hereby appoints Debra A. Cafaro and John C. Thompson and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of common stock of Ventas, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Tuesday, May 23, 2000 at The Olmsted, 3701 Frankfort Avenue, Louisville, Kentucky, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     This Proxy will be voted as directed, but if no direction is indicated for a given Proposal, the Proxy will be voted FOR that Proposal.

     Please mark your votes as [X]
     indicated in this example

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, AND 4.

     1. ELECTION OF DIRECTORS: to elect six (6) directors to terms expiring at the 2001 Annual Meeting of stockholders:

     Walter F. Beran  W. Bruce Lunsford
     Ronald G. Geary  Douglas Crocker II
     Debra A. Cafaro  R. Gene Smith

     FOR all nominees listed (except as marked to [ ] WITHHOLD AUTHORITY to vote for all the contrary) nominees listed

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.) If this Proxy is executed by the undersigned in such a manner so as to not withhold authority to vote for the election of any nominee, it shall be deemed to grant such authority.

     2. DIRECTORS' PROPOSAL: to adopt the 2000 Stock Option Plan for Directors, which is an amendment and restatement of the 1997 Stock Option Plan for Non-Employee Directors:

     [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN

     3. DIRECTORS' PROPOSAL: to adopt the 2000 Incentive Compensation Plan, which is an amendment and restatement of the 1997 Incentive Compensation Plan:

     [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN

     4. DIRECTORS' PROPOSAL: to ratify the selection of Ernst & Young LLP as the independent auditors for fiscal year 2000:

     [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN

Please sign exactly as your name or names appear hereon. Where more than one owner is shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY

                                     [MAP]

DIRECTIONS TO THE ANNUAL MEETING

Ventas, Inc. shareholders are invited to attend the Company's annual meeting at 9:00 a.m. on Tuesday, May 23, 2000, which will be held at The Olmsted, 3701 Frankfort Ave., in Louisville, KY. The Olmsted is located on the rounds of The Masonic Home, on Frankort Ave., across from Tom Payette Motors and Bauer Ave. The entrance to The Masonic Home is marked by two large pillars. Turn right on Masonic Home Drive and follow the directional signs counterclockwise to parking located in front of The Olmsted.